UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

CRM Mutual Fund Trust
(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

520 Madison Avenue, 20th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2017

Dear Fellow Shareholders:

Politicians aren’t the only ones who flip-flop. Market leadership experienced a pronounced change of heart during the first half of the fiscal year. The market had a general upward bias through most of July. The earnings seasons generated healthy dispersion amongst stocks with a reasonable penalty for those that missed expectations on either the top or bottom line. As we entered August, the market took a more deflationary tone with the ten-year Treasury yield declining from 2.3% to a low of 2.1% at the end of the first full week in September. The Republicans were unable to repeal and replace Obamacare for the second time in a year. In addition, the rhetoric with North Korea became more contentious as that nation tested a long-range missile capable of carrying a nuclear warhead. Despite this uncertain backdrop, the market did reward companies that differentiated themselves through corporate actions such as management changes, new cost reduction programs, and spin-offs.

The rash of hurricanes, while tragic on a human level, became viewed as future economic stimulus. Congress avoided a September budget and debt ceiling showdown with a continuing resolution effectively postponing the tough decisions and lifting some short-term uncertainty for the markets. Bond yields that were testing the 2% level on the ten-year began to reverse and day by day, the tone and leadership of the market inflected. Interest sensitive financials, smaller cap equities, and industrials reassumed the momentum last seen post the November 2016 election. The reflation trade was back. The hawkish tone from outgoing Federal Reserve Chair, Janet Yellen, post the Federal Open Market Committee meeting and the tax reform blueprint released the last week of September provided the additional fuel to sustain the trend.

There is more synchronized global growth taking place than experienced in a number of years, leading monetary authorities in most regions to lean towards tightening. The European Central Bank and its President, Mario Draghi, modified their rhetoric, which contributed to a stronger Euro versus the U.S. Dollar. Inflation expectations, which were well anchored, seemed to inch up behind tighter labor markets and concerns specifically over wage inflation. Fiscal policy euphoria gave way to despair in the aftermath of the failure to pass new healthcare legislation. The growing realization that tax reform legislation would be approved by Congress has to be considered the principal propellant for U.S. equity markets picking up steam out of the fiscal first quarter. In addition to the immediate earnings benefit for many corporations, it eliminates years of uncertainty and thereby further bolsters business confidence. In terms of market caps and style, growth indices continued to sustain the outperformance over value and larger caps generally outperformed smaller caps across the style spectrum.

Deregulation, both real and hoped for, helps the corporate psyche. Tax reform is a positive for most, although some industries could eventually see some of the benefit competed away. Wage inflation has, in the aggregate, remained subdued relative to unemployment rates and core inflation measures are below what one would expect at this point in an economic cycle. Business confidence fostered by higher stock prices, stronger earnings, tax reform, and still low interest rates will lead to more of the transformative type decisions on which we

1

focus. We have already seen companies announce an increase in investments in capital and people and the market will want to see a return on this spending. Additionally, companies for both offensive and defensive reasons are announcing bold acquisitions and divestitures, which could reshape the competitive dynamics of many industries from media, healthcare, and semiconductors to a variety of industrial and consumer end-markets. After an anemic merger & acquisition environment through the fiscal first quarter, there was a noticeable pick up in November, which was close to a record month. We continue to find idiosyncratic ideas that fit our disciplines around transformation, under earning, smart capital allocation, and prospective relative valuation. Investors need to dig deeper to find attractive reward relative to risk today, but the number of appealing opportunities to evaluate remains robust as companies work hard to improve their competitive positioning and investors increasingly express themselves through activism/constructivism and “ESG1”-type dialogue.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six-month period ended December 31, 2017.

CRM Small Cap Value Fund returned 11.55% and 11.36% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 7.04% and 9.13% for the Russell 2000 Value Index and the Russell 2000 Index, respectively2. Positive performance across all sectors, with the exception of Health Care, contributed to the fund’s outperformance relative to the benchmark. Consumer Discretionary was the largest contributor to performance in the fund, on a sector basis, due to strong stock selection. Leading contributors to performance for this period included (i) hair salon operator, Regis Corporation; (ii) clothing manufacturer, G-III Apparel Group, Ltd.; and (iii) Vonage Holdings Corporation, a telecommunications service provider. Regis Corporation reported positive same store sales and growth in EBITDA3 as the company began to see the early benefits of the new CEO’s 120-day plan. Regis also had its first sell-side analyst initiate coverage during the third quarter, which yielded a favorable rating. Subsequent to the end of the third quarter, Regis announced the sale of its underperforming mall-based and international businesses, which furthers the company’s capital-light franchised model. G-III Apparel Group reported better than expected earnings and also benefited from a strengthening apparel backdrop in the U.S. We continue to believe the company is substantially under earning in its retail business and newly acquired brand, DKNY. Vonage reported strong third quarter results and increased guidance for the year. Despite solid execution, the stock continued to trade at a discount to its peers.

Individual holdings that negatively impacted performance included (i) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; (ii) Corporate Office Properties Trust, a real estate investment trust (REIT); and (iii) Premier, Inc., a healthcare services company. MACOM Technology issued disappointing guidance due to spending delays by China-based telecom carriers. We believe spending will increase in 2018 and see a recovery as the year unfolds. Corporate Office Properties Trust issued shares and sold non-core assets resulting in a reduction in consensus estimates. We believe this is transitory in nature, as sell-side models do not incorporate future capital deployment. The increasing defense budget and spending on cybersecurity in particular should drive strong growth going forward. Premier underperformed due to investors’ concerns regarding possible policy changes and healthcare reform initiatives out of Washington potentially altering the company’s strategy.

CRM Small/Mid Cap Value Fund returned 9.45% and 9.35% for the Institutional and Investor Share classes, respectively, in the period, as compared to 8.30% and 10.38% for the Russell 2500 Value Index and the Russell 2500 Index, respectively4. Performance across all sectors in the fund was positive with the exception of Consumer Staples. Producer Durables was the largest contributor to performance on a sector basis due to strong stock selection. Individual holdings that were leading contributors to performance included (i) Vonage Holdings Corporation,

2

a telecommunications service provider; (ii) Nutanix, Inc., an enterprise cloud operating system provider; and (iii) clothing manufacturer, G-III Apparel Group, Ltd. Vonage reported strong third quarter results and increased guidance for the year. Despite solid execution, the stock continued to trade at a discount to its peers. Nutanix announced it is transitioning from selling a bundle of hardware and software to a software-only product. We believe this will highlight the higher margins and recurring nature of the core business. G-III Apparel Group reported better than expected earnings and also benefited from a strengthening apparel backdrop in the U.S. We believe the company is substantially under earning in its retail business and newly acquired brand, DKNY.

Consumer Staples was the only detractor on a sector basis, mainly due to stock selection. Individual holdings that negatively affected performance included (i) TreeHouse Foods, Inc., a food manufacturer; (ii) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; and (iii) Corporate Office Properties Trust, a REIT. TreeHouse Foods experienced weaker than expected results driven by lackluster consumption trends and several execution issues within its beverages and snacks divisions. While discouraging to see the company continue to stumble in the near-term, we are encouraged by the Board’s decision to seek new leadership, which should bring a better operational mindset. The company has begun to execute on margin improvement initiatives and announced several incremental cost actions, which we believe will be discussed in greater detail during the first quarter of 2018. MACOM Technology issued disappointing guidance due to spending delays by China-based telecom carriers. We believe spending will increase in 2018 and see a recovery as the year unfolds. Corporate Office Properties Trust issued shares and sold non-core assets resulting in a reduction in consensus estimates. We believe this is transitory in nature, as sell-side models do not incorporate future capital deployment. The increasing defense budget and spending on cybersecurity in particular should drive strong growth going forward.

CRM Mid Cap Value Fund returned 9.55% and 9.40% for the Institutional and Investor Share classes, respectively, in the period, as compared to 8.01% and 10.06% for the Russell Midcap Value Index and the Russell Midcap Index, respectively5. All sectors contributed positive performance to the fund which the exception of Consumer Staples. Strong stock selection in the Energy sector and good performance in Producer Durables and Technology contributed to our outperformance relative to the primary benchmark. Individual holdings that contributed positively to performance during the period included (i) natural gas exploration and production company, Continental Resources; (ii) industrial products manufacturer, Dover Corporation; and (iii) Nutanix, Inc., an enterprise cloud operating system provider. Continental Resources reported strong third quarter results, highlighting a step function increase in production for the fourth quarter. We believe these results are substantiating the company’s claims of top-tier return assets. Dover Corporation announced its intention to spin-out its upstream energy business. We believe the earnings and free cash flow6 profile of the company’s non-energy businesses are undervalued, largely due to the cyclicality of its energy business. We think a separation will serve as catalyst for revaluation, which was highlighted when an activist investor disclosed a stake in Dover in October. Nutanix announced it is transitioning from selling a bundle of hardware and software to a software-only product. We believe this will highlight the higher margins and recurring nature of the core business.

Despite overall strong performance, negative stock selection in the Consumer Staples sector was a headwind. Holdings that detracted from Fund performance during the six-month period included (i) TreeHouse Foods, Inc., a food manufacturer; (ii) Universal Health Services, Inc., a healthcare management company; and (iii) technology solutions provider, Johnson Controls International plc. TreeHouse Foods experienced weaker than expected results driven by lackluster consumption trends and several execution issues within its beverages and snacks divisions. While discouraging to see the company continue to stumble in the near-term, we are encouraged by the Board’s decision to seek new leadership, which should bring a better operational mindset. The company has begun to execute on margin improvement initiatives and announced several incremental cost actions, which

3

we believe will be discussed in greater detail during the first quarter of 2018. Universal Health Services had mixed operational performance during the fourth quarter and, along with its behavioral health peer, had valuation multiple compression. Despite positive recent board and management changes, Johnson Controls further revised down its free cash flow estimates for fiscal year 2018. In addition, on the fourth quarter earnings call, the company disclosed that new revenues were booked at lower gross margins. Organic growth in the core business also continued to disappoint relative to healthy non-residential markets. With the company trading at a relative premium to peers on revised free cash flows and relatively little balance sheet flexibility, we chose to redeploy the capital to more attractive opportunities.

CRM Large Cap Opportunity Fund returned 9.92% and 9.78% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 8.75% and 11.55% for the Russell 1000 Value Index and the Russell 1000 Index, respectively7. The fund outperformed the Russell 1000 Value Index, mainly driven by strong stock selection within the Consumer Discretionary and Producer Durables sectors. Leading individual contributors to Fund performance included (i) discount variety store chain, Dollar Tree, Inc.; (ii) industrial products manufacturer, Dover Corporation; and (iii) Bank of America Corporation, a multinational banking and financial services corporation. Dollar Tree posted significantly better earnings during the third quarter driven by strong revenue and margins. We continue to believe the Family Dollar division is under earning in terms of productivity and margins versus peers. Dover Corporation announced its intention to spin-out its upstream energy business. We believe the earnings and free cash flow profile of the company’s non-energy businesses are undervalued, largely due to the cyclicality of its energy business. We think a separation will serve as catalyst for revaluation, which was highlighted when an activist investor disclosed a stake in Dover in October. Bank of America outperformed having reported earnings ahead of analyst expectations, driven by net interest margin expansion, loan growth, and expense control. The interest rate increase, which occurred during the fourth quarter, should also have a positive impact on future earnings.

Health Care was the only detractor from performance on a sector basis. This was mainly due to negative stock selection as two of the top individual detractors to performance were Health Care stocks. Individual holdings that detracted from Fund performance during the period included: (i) multi-national pharmaceutical, Allergan plc; (ii) Universal Health Services, Inc., a healthcare management company; and (iii) technology solutions provider, Johnson Controls International plc. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we view the threat as overstated. We believe the stock price of Allergan is disconnected from the strong fundamentals in its core aesthetics and pharmaceutical franchises. We think the valuation can improve as the company delivers consistent results and fills an open CFO position. Universal Health Services had mixed operational performance during the fourth quarter and, along with its behavioral health peer, had valuation multiple compression. Despite positive recent board and management changes, Johnson Controls further revised down its free cash flow estimates for fiscal year 2018. In addition, on the fourth quarter earnings call, the company disclosed that new revenues were booked at lower gross margins. Organic growth in the core business also continued to disappoint relative to healthy non-residential markets. With the company trading at a relative premium to peers on revised free cash flows and relatively little balance sheet flexibility, we chose to redeploy the capital to more attractive opportunities.

CRM All Cap Value Fund returned 9.39% and 9.30% for the Institutional and Investor Share classes, respectively, during the period, as compared to 8.62% and 11.36% for the Russell 3000 Value Index and the Russell 3000 Index, respectively8. The fund outperformed the Russell 3000 Value Index due to strong stock selection, most notably in the Producer Durables sector. On the back of higher oil prices, Energy was the strongest performing

4

sector. Leading contributors to Fund performance were (i) natural gas exploration and production company, Continental Resources, Inc.; (ii) industrial products manufacturer, Dover Corporation; and (iii) Bank of America Corporation, a multinational banking and financial services corporation. Continental Resources reported strong third quarter results, highlighting a step function increase in production for the fourth quarter. We believe these results are substantiating the company’s claims of top-tier return assets. Dover Corporation announced its intention to spin-out its upstream energy business. We believe the earnings and free cash flow profile of the company’s non-energy businesses are undervalued, largely due to the cyclicality of its energy business. We think a separation will serve as catalyst for revaluation, which was highlighted when an activist investor disclosed a stake in Dover in October. Bank of America outperformed having reported earnings ahead of analyst expectations, driven by net interest margin expansion, loan growth, and expense control. The interest rate increase, which occurred during the fourth quarter, should also have a positive impact on future earnings.

Consumer Staples and Health Care were the bottom performers and largest detractors from performance on a sector basis during the period. Individual holdings that negatively impacted performance included (i) multi-national pharmaceutical, Allergan plc; (ii) Edgewell Personal Care Company, a consumer products company; and (iii) global education and learning company, Houghton Mifflin Harcourt Company. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we view the threat as overstated. We believe the stock price of Allergan is disconnected from the strong fundamentals in its core aesthetics and pharmaceutical franchises. We think the valuation can improve as the company delivers consistent results and fills an open CFO position. Shares of Edgewell Personal Care were pressured by overall investor concern regarding consumer staples. The company also reported weaker than expected earnings in the fourth quarter, driven by misses in its wet shave and feminine care businesses. We continue to believe the current fundamentals do not reflect revenue and margin growth potential and see opportunity for portfolio optimization. Shares of Houghton Mifflin Harcourt were pressured by a deterioration in the 2017 education materials end market. School districts continued to digest materials purchased several years ago for the common core; however, we believe this will begin to reverse in 2018.

CRM International Opportunity Fund returned 9.57% and 9.43% for the Institutional and Investor Share classes, respectively, for the period, as compared to 11.48% for the MSCI ACWI Index (ex U.S.)9. Despite overall positive stock selection across a number of sectors, the portfolio’s underweight to the energy sector was a headwind to performance. Individual holdings that detracted from Fund performance during the six-month period included: (i) Gentera SAB de CV, a Mexican bank; (ii) Japanese snack food manufacturer, CALBEE, Inc.; and (iii) Alsea SAB de CV, a Mexico-based food services operator. Gentera shares sold off following lackluster third quarter results. Investors were disappointed by the company’s decision to defer its resumption of lending growth in Mexico until the second half of 2018. Shares of Calbee declined following lowered earnings growth expectations from sell-side research. Alsea shares underperformed in response to third quarter results that included weaker than expected Mexican sales, which were adversely effected by the recent earthquakes.

The leading individual contributors to Fund performance during the period included: (i) Dalata Hotel Group plc, an Irish hotel operator; (ii) Cairn Homes plc, a U.K. home construction company; and (iii) Hitachi, Ltd., a Japanese manufacturer of communications and electronic equipment. Dalata Hotel Group outperformed as Revenue per available room (RevPAR) data remained strong in Ireland. Investors were more optimistic about potential opportunities for Dalata in the U.K. following the company’s November Capital Markets Day. Cairn Homes finished the year on a high note as the company continued to deliver strong “on plan” new home building sales, while maintaining its robust pipeline for future home building delivery. Hitachi Ltd. shares

5

outperformed during the period as the company delivered two consecutive quarterly earnings surprises and raised full-year guidance. Hitachi’s profit margin expansion was driven by restructuring of the company’s telecommunications and information technology divisions, while broad-based demand recovery in Asia boosted its social infrastructure and construction equipment businesses. Investors also welcomed Hitachi’s continued streamlining of the portfolio via the divestiture of its non-core semiconductor equipment business and risk-sharing partnerships in the automotive and energy segments.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1ESG stands for environmental, social, and governance.

2Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3EBITDA stands for earnings before interest, taxes, depreciation and amortization.

4Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

5Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

6Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

7Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

8Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

9MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 46 country indexes comprising 22 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates (as of June 30, 2017). It is not possible to invest directly in an index.

6

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of December 31, 2017 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at (800) CRM-2883.

Distributed by ALPS Distributors, Inc.

7

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2017 through December 31, 2017). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2017 to December 31, 2017.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In addition to the expenses shown in the table below, shareholders who sell or exchange shares of CRM International Opportunity Fund within thirty days or less after the purchase date will be charged a redemption fee of 1.50% of the total redemption amount. Shareholders who are charged a redemption fee will have higher total expenses and a lower ending account value than those shown in the table below.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
8

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2017

Expense Table

Fund/Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,113.60	1.13%	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	1.13%	$5.75

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,115.50	0.90%	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58
CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,093.50	1.17%	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	1.17%	$5.96

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,094.50	0.94%	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	0.94%	$4.79
CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,094.00	1.14%	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	1.14%	$5.80

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,095.50	0.94%	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	0.94%	$4.79
CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,097.80	0.90%	$4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,099.20	0.65%	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	0.65%	$3.31
CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,093.00	1.50%	$7.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,093.90	1.25%	$6.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period(1)
CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,094.30	1.50%	$7.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,095.70	1.25%	$6.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent one-half year period).

CRM Funds
10

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2017

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	22.4%
Industrials	19.6
Information Technology	13.2
Consumer Staples	8.1
Consumer Discretionary	7.9
Health Care	5.4
Energy	5.4
Materials	4.4
Utilities.	4.0
Real Estate	3.5
Telecommunication Services	1.9
Short-Term Investments	4.2

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	21.0%
Industrials	20.3
Information Technology	12.3
Consumer Discretionary	9.7
Materials	7.0
Real Estate	6.3
Health Care	5.2
Energy	5.1
Utilities	4.9
Consumer Staples	3.8
Telecommunication Services	2.1
Short-Term Investments	2.3

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	21.9%
Financials	13.2
Consumer Discretionary	12.3
Information Technology	11.0
Utilities.	9.1
Health Care	7.4
Energy	6.5
Materials	6.3
Real Estate	4.1
Consumer Staples	2.7
Telecommunication Services	2.0
Short-Term Investments	3.5

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	24.4%
Information Technology	12.4
Consumer Discretionary	11.8
Health Care	10.3
Energy	9.7
Industrials	9.2
Materials	9.0
Consumer Staples	4.7
Utilities.	4.6
Telecommunication Services	2.6
Short-Term Investments	1.3

100.0%

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Financials	19.2%
Industrials	16.6
Consumer Discretionary	12.8
Information Technology	12.7
Health Care	10.5
Energy	8.6
Materials	8.1
Utilities	5.2
Consumer Staples	3.5
Short-Term Investments	2.8

100.0%

CRM International Opportunity Fund - Sector Allocation
Common Stock
Consumer Discretionary	19.7%
Financials	17.5
Consumer Staples	17.1
Industrials	12.2
Health Care	8.3
Information Technology	6.9
Real Estate	4.6
Materials	3.1
Telecommunication Services	2.7
Energy	1.7
Short-Term Investments	6.2

100.0%

Portfolio holdings are subject to change at any time.

CRM International Opportunity Fund - Country Allocation
Common Stock
Japan	15.2%
United Kingdom	12.9
Ireland	8.4
Spain	6.1
Germany	4.7
Mexico	4.0
Netherlands	3.9
Philippines	3.5
Canada	3.3
Switzerland	3.2
Italy	2.7
Luxembourg	2.7
Indonesia	2.7
Czech Republic	2.2
South Korea	2.0
Portugal	1.8
Panama	1.8
Denmark	1.7
France	1.5
Sweden	1.5
Chile	1.5
Finland	1.4
Norway	1.4
China	1.3
Argentina	1.3
Belgium	1.1
Short-Term Investments	6.2

100.0%

CRM Funds
12

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 95.3%
Consumer Discretionary — 7.9%
Consumer Durables & Apparel — 2.5%
314,240	G-III Apparel Group Ltd.[1]	$ 11,592,314

Consumer Services — 5.4%
122,205	Red Robin Gourmet Burgers, Inc.[1]	6,892,362
1,147,847	Regis Corp.[1]	17,630,930

		24,523,292

Total Consumer Discretionary		36,115,606

Consumer Staples — 8.0%
Food & Staples Retailing — 2.4%
328,375	Performance Food Group Co.[1]	10,869,212

Food, Beverage & Tobacco — 5.6%
54,540	Coca-Cola Bottling Co. Consolidated	11,740,281
843,520	Cott Corp	14,053,043

		25,793,324

Total Consumer Staples		36,662,536

Energy — 5.3%
Energy Equipment & Services — 3.3%
390,035	Forum Energy Technologies, Inc.[1]	6,065,044
470,350	Keane Group, Inc.[1,2]	8,941,354

		15,006,398

Oil, Gas & Consumable Fuels — 2.0%
767,860	Callon Petroleum Co.[1]	9,329,499

Total Energy		24,335,897

Financials — 22.3%
Banks — 16.8%
459,085	Associated Banc-Corp.	11,660,759
346,350	BancorpSouth Bank	10,892,708
75,895	Bank of Hawaii Corp.	6,504,202
646,830	Boston Private Financial Holdings, Inc.	9,993,523
345,410	First Horizon National Corp.[2]	6,904,746
481,245	First Midwest Bancorp, Inc.	11,554,692
223,840	Hancock Holding Co.	11,080,080
158,400	MB Financial, Inc.	7,051,968
26,300	Metropolitan Bank Holding Corp.[1]	1,107,230

		76,749,908

Diversified Financials — 4.0%
427,354	Investment Technology Group, Inc.	8,226,565
168,856	Stifel Financial Corp.	10,057,063

		18,283,628

Insurance — 1.5%
151,350	Horace Mann Educators Corp.	6,674,535

Total Financials		101,708,071

Health Care — 5.3%
Health Care Equipment & Services — 4.1%
250,317	CONMED Corp.	12,758,657

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
127,905	Omnicell, Inc.[1,2]	$ 6,203,393

		18,962,050

Pharmaceuticals & Biotechnology — 1.2%
185,149	Premier, Inc. — Class A1	5,404,499

Total Health Care		24,366,549

Industrials — 19.5%
Capital Goods — 19.5%
322,000	Actuant Corp. — Class A	8,146,600
167,880	Albany International Corp. - Class A	10,316,226
73,442	Beacon Roofing Supply, Inc.[1]	4,682,662
131,180	Chart Industries, Inc.[1]	6,147,095
78,155	Curtiss-Wright Corp.	9,523,187
105,036	EnPro Industries, Inc.	9,821,916
245,225	JELD-WEN Holding, Inc.[1]	9,654,508
56,235	John Bean Technologies Corp.	6,230,838
340,415	MRC Global, Inc.[1]	5,759,822
904,607	Mueller Water Products, Inc. — Class A	11,334,725
157,390	Terex Corp.	7,589,346

Total Industrials		89,206,925

Information Technology — 13.2%
Semiconductors & Semiconductor Equipment — 1.3%
182,116	MACOM Technology Solutions Holdings, Inc.[1,2]	5,926,054

Software & Services — 7.2%
267,557	Acxiom Corp.[1]	7,373,871
131,545	Altair Engineering, Inc. Class A1	3,146,556
524,757	Amber Road, Inc.[1]	3,851,716
775,351	Brightcove, Inc.[1]	5,504,992
206,535	Carbonite, Inc.[1]	5,184,029
154,250	Envestnet, Inc.[1]	7,689,363

		32,750,527

Technology Hardware & Equipment — 4.7%
525,907	Extreme Networks, Inc.[1]	6,584,356
114,921	Itron, Inc.[1]	7,837,612
145,260	Lumentum Holdings, Inc.[1,2]	7,103,214

		21,525,182

Total Information Technology		60,201,763

Materials — 4.4%
Chemicals — 4.4%
353,265	GCP Applied Technologies, Inc.[1]	11,269,154
392,395	Venator Materials PLC[1,2,3]	8,679,777

Total Materials		19,948,931

See accompanying notes.		CRM Funds
13

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
Real Estate — 3.5%
Diversified REIT’s — 1.2%
206,736	Alexander & Baldwin, Inc.	$ 5,734,857

Office REIT’s — 2.3%
355,062	Corporate Office Properties Trust	10,367,810

Total Real Estate		16,102,667

Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.9%
852,460	Vonage Holdings Corp.[1]	8,669,518

Utilities — 4.0%
Gas Utilities — 1.9%
108,275	Southwest Gas Holdings, Inc.	8,713,972

Multi-Utilities — 2.1%
157,015	Black Hills Corp.[2]	9,438,172

Total Utilities		18,152,144

Total Common Stock (Cost $337,287,990)		435,470,607

Short-Term Investments — 4.1%
9,505,923	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	9,505,923
9,505,923	Federated Treasury Obligations Fund
	Institutional Series, 1.13%[4]	9,505,923

Total Short-Term Investments (Cost $19,011,846)		19,011,846

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.4% (Cost $356,299,836)		454,482,453

Short-Term Investments Held As Collateral For Loaned Securities — 5.7%
Money Market Funds — 0.8%
1,144,000	Blackrock Liquidity Funds Prime Portfolio, 1.24%[4]	1,144,000
1,152,000	Invesco Short Term Investments Trust-Liquid Assets, 1.25%[4]	1,152,000
1,117,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.29%[4]	1,117,000

Total Money Market Funds		3,413,000

Principal		Value
Repurchase Agreements — 1.5%
$ 851,771	With Bank of Montreal: at 1.35%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $ 851,899 (collateralized by US Treasury Securities, par values ranging from $1 - $360,103, coupon rates ranging from 0.13% to 5.25%, 04/30/18 - 02/15/45; total market value $868,807)	$ 851,771
6,175,308	With NBC Global Finance Ltd.: at 1.5%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $6,176,337 (collateralized by US Treasury Securites, par values ranging from $ 47,502 - $1,187,559, coupon rates ranging from 0.75% to 2.25%, 09/30/18 - 09/09/49; total market value of $6,298,814)	6,175,308

Total Repurchase Agreements		7,027,079

Time Deposits — 3.4%
710,000	Abbey National Treasury, 1.35% 01/02/18[4]	710,000
1,100,000	Australia & New Zealand Bank (London), 1.44% 01/02/18[4]	1,100,000
1,080,000	Bank of Novia Scotia, 1.32% 01/02/18[4]	1,080,000
1,030,000	Barclays Bank PLC[3], 1.41% 01/02/18[4]	1,030,000
1,100,000	BNP Paribas (Cayman), 1.28% 01/02/18[4]	1,100,000
1,090,000	Canadian Imperial Bank of Commerce (Cayman), 1.33% 01/02/18[4]	1,090,000
990,000	Credit Agricole CIB (New York), 1.33% 01/02/18[4]	990,000
1,070,000	DNB Bank ASA, 1.30% 01/02/18[4]	1,070,000
1,070,000	National Australia Bank Ltd. (Cayman), 1.30% 01/02/18[4]	1,070,000
1,100,000	Natixis New York (Cayman), 1.31% 01/02/18[4]	1,100,000
1,100,000	Nordea Bank Finland PLC[3] (New York), 1.30% 01/02/18[4]	1,100,000
910,000	Northern Trust, 1.25% 01/02/2018[4]	910,000
1,030,000	Royal Bank of Canada (Toronto), 1.35% 01/02/18[4]	1,030,000

See accompanying notes.		CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

Principal		Value
Time Deposits — (continued)
$1,080,000	Skandinaviska Enskilda Banken
	AB (Cayman), 1.30% 01/02/18[4]	$ 1,080,000
1,100,000	Toronto-Dominion Bank (Toronto), 1.32% 01/02/18[4]	1,100,000

Total Time Deposits		15,560,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $26,000,079)		26,000,079

Total Investments — 105.1% (Cost $382,299,915)		480,482,532	[5]
Liabilities in Excess of Other Assets — (5.1)%		(23,357,194)

Total Net Assets — 100.0%		$457,125,338

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$435,470,607	$435,470,607	—	—
Short-Term Investments	19,011,846	19,011,846	—	—
Short-Term
Investments Held
As Collateral For
Loaned Securities	26,000,079	3,413,000	$22,587,079	—

Total Investments in Securities	$480,482,532	$457,895,453	$22,587,079	—

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2017, the market value of securities on loan for the CRM Small Cap Value Fund was $25,379,151. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
15

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 97.2%
Consumer Discretionary — 9.6%
Consumer Durables & Apparel — 4.5%
210,459	G-III Apparel Group Ltd.[1]	$ 7,763,833
43,601	PVH Corp	5,982,493

		13,746,326

Consumer Services — 5.1%
100,540	Adtalem Global Education, Inc.[1]	4,227,707
84,511	Six Flags Entertainment Corp.[2]	5,625,897
25,713	Vail Resorts, Inc.	5,463,241

		15,316,845

Total Consumer Discretionary		29,063,171

Consumer Staples — 3.7%
Food & Staples Retailing — 1.0%
96,500	Performance Food Group Co.[1]	3,194,150

Food, Beverage & Tobacco — 2.7%
164,219	TreeHouse Foods, Inc.[1]	8,122,272

Total Consumer Staples		11,316,422

Energy — 5.1%
Energy Equipment & Services — 1.2%
160,972	Basic Energy Services, Inc.[1]	3,778,013

Oil, Gas & Consumable Fuels — 3.9%
497,473	Callon Petroleum Co.[1,2]	6,044,297
97,972	Energen Corp.[1]	5,640,248

		11,684,545

Total Energy		15,462,558

Financials — 20.9%
Banks — 13.5%
299,514	Associated Banc-Corp.	7,607,656
191,888	First Hawaiian, Inc.	5,599,292
312,130	First Midwest Bancorp, Inc.	7,494,241
151,001	Hancock Holding Co.	7,474,549
343,508	KeyCorp.	6,928,556
77,988	UMB Financial Corp.	5,608,897

		40,713,191

Diversified Financials — 2.3%
116,636	Stifel Financial Corp.	6,946,840

Insurance — 5.1%
57,108	American Financial Group, Inc.	6,198,503
36,755	Assurant, Inc	3,706,374
51,540	Hanover Insurance Group, Inc. (The)	5,570,443

		15,475,320

Total Financials		63,135,351

Health Care — 5.2%
Health Care Equipment & Services — 3.4%
15,990	Cooper Companies, Inc. (The)	3,483,901

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
76,432	STERIS PLC[3]	$ 6,685,507

		10,169,408

Pharmaceuticals, Biotechnology & Life Sciences — 1.8%
22,836	Bio-Rad Laboratories, Inc. - Class A1	5,450,268

Total Health Care		15,619,676

Industrials — 20.2%
Capital Goods — 14.3%
208,156	Actuant Corp. — Class A	5,266,347
48,914	Beacon Roofing Supply, Inc.[1]	3,118,757
43,555	Curtiss-Wright Corp.	5,307,177
53,983	Hubbell, Inc.	7,306,059
93,615	SPX FLOW, Inc.[1]	4,451,393
36,824	Teledyne Technologies, Inc.[1]	6,670,668
92,452	Terex Corp.	4,458,035
98,545	Xylem, Inc.	6,720,769

		43,299,205

Commercial & Professional Services — 5.9%
93,134	Dun & Bradstreet Corp. (The)	11,027,997
154,375	TriNet Group, Inc.[1]	6,844,987

		17,872,984

Total Industrials		61,172,189

Information Technology — 12.2%
Semiconductors & Semiconductor Equipment — 1.2%
116,867	MACOM Technology Solutions Holdings, Inc.[1,2]	3,802,852

Software & Services — 6.6%
97,700	Black Knight, Inc.[1]	4,313,455
194,533	Nutanix, Inc. — Class A1,2	6,863,124
47,160	PTC, Inc.[1]	2,865,913
79,872	Vantiv, Inc. — Class A1,2	5,874,586

		19,917,078

Technology Hardware & Equipment — 4.4%
180,116	FLIR Systems, Inc.	8,397,008
101,375	Lumentum Holdings, Inc.[1,2]	4,957,238

		13,354,246

Total Information Technology		37,074,176

Materials — 7.0%
Chemicals — 7.0%
242,862	GCP Applied Technologies, Inc.[1]	7,747,298
136,238	RPM International, Inc.	7,141,596
88,481	W.R. Grace & Co.	6,205,172

Total Materials		21,094,066

Real Estate — 6.3%
Diversified REIT’s — 1.6%
240,489	Empire State Realty Trust, Inc. — Class A	4,937,239

See accompanying notes.		CRM Funds
16

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
Real Estate — (continued)
Office REIT’s — 4.7%
250,734	Corporate Office Properties Trust	$ 7,321,433
219,475	Equity Commonwealth[1]	6,696,182

		14,017,615

Total Real Estate		18,954,854

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 2.1%
616,921	Vonage Holdings Corp.[1]	6,274,087

Utilities — 4.9%
Electric Utilities — 1.4%
86,612	Avangrid, Inc.[2]	4,380,835

Multi-Utilities — 1.8%
211,466	NiSource, Inc.	5,428,332

Water Utilities — 1.7%
54,759	American Water Works Co., Inc.	5,009,901

Total Utilities		14,819,068

Total Common Stock (Cost $224,507,858)		293,985,618

Short-Term Investments — 2.4%
3,536,922	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	3,536,922
3,536,923	Federated Treasury Obligations Fund Institutional Series, 1.13%[4]	3,536,923

Total Short-Term Investments (Cost $7,073,845)		7,073,845

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.6% (Cost $231,581,703)		301,059,463

Short-Term Investments Held As Collateral For Loaned Securities — 6.3%
Money Market Funds — 0.8%
839,000	Blackrock Liquidity Funds Prime Portfolio, 1.24%[4]	839,000
845,000	Invesco Short Term Investments Trust-Liquid Assets, 1.25%[4]	845,000
819,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.29%[4]	819,000

Total Money Market Funds		2,503,000

Principal		Value
Repurchase Agreements — 1.7%
$3,420,437	With Bank of Montreal: at 1.35%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $3,420,950 (collateralized by US Treasury Securities, par values ranging from $5 - $1,446,056, coupon rates ranging from 0.13% to 5.25%, 04/30/18 - 02/15/45; total market value $3,488,849)	$3,420,437
1,775,578	With NBC Global Finance Ltd.: at 1.5%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $1,775,874 (collateralized by US Treasury Securites, par values ranging from $13,658 - $341,457, coupon rates ranging from 0.75% to 2.25%, 09/30/18 - 09/09/49; total market value of $1,811,090)	1,775,578

Total Repurchase Agreements		5,196,015

Time Deposits — 3.8%
520,000	Abbey National Treasury, 1.35% 01/02/18[4]	520,000
800,000	Australia & New Zealand Bank (London), 1.44% 01/02/18[4]	800,000
790,000	Bank of Novia Scotia, 1.32% 01/02/18[4]	790,000
750,000	Barclays Bank PLC[3], 1.41% 01/02/18[4]	750,000
800,000	BNP Paribas (Cayman), 1.28% 01/02/18[4]	800,000
790,000	Canadian Imperial Bank of Commerce (Cayman), 1.33% 01/02/18[4]	790,000
710,000	Credit Agricole CIB (New York), 1.33% 01/02/18[4]	710,000
780,000	DNB Bank ASA, 1.30% 01/02/18[4]	780,000
780,000	National Australia Bank Ltd. (Cayman), 1.30% 01/02/18[4]	780,000
800,000	Natixis New York (Cayman), 1.31% 01/02/18[4]	800,000
800,000	Nordea Bank Finland PLC[3] (New York), 1.30% 01/02/18[4]	800,000
660,000	Northern Trust, 1.25% 01/02/2018[4]	660,000
750,000	Royal Bank of Canada (Toronto), 1.35% 01/02/18[4]	750,000

See accompanying notes.		CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

Principal		Value
Time Deposits — (continued)
$780,000	Skandinaviska Enskilda Banken AB (Cayman), 1.30% 01/02/184	$780,000
800,000	Toronto-Dominion Bank (Toronto), 1.32% 01/02/18[4]	800,000

Total Time Deposits.		11,310,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $19,009,015)		19,009,015

Total Investments — 105.9% (Cost $250,590,718)		320,068,478	[5]
Liabilities in Excess of Other Assets — (5.9)%		(17,728,526)

Total Net Assets — 100.0%		$302,339,952

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:

Common Stock	$293,985,618	$293,985,618	—	—

Short-Term Investments	7,073,845	7,073,845	—	—

Short-Term

Investments Held

As Collateral For

Loaned Securities	19,009,015	2,503,000	$16,506,015	—

Total Investments in Securities	$320,068,478	$303,562,463	$16,506,015	—

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2017, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $18,563,278. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
18

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 97.6%
Consumer Discretionary — 12.5%
Consumer Durables & Apparel — 4.5%
37,616	Mohawk Industries, Inc.[1]	$10,378,254
89,565	PVH Corp.	12,289,214

		22,667,468

Consumer Services — 4.8%
244,010	Aramark	10,428,987
451,235	Houghton Mifflin Harcourt Co.[1]	4,196,486
144,791	Six Flags Entertainment Corp.[2]	9,638,737

		24,264,210

Retailing — 3.2%
157,465	Tiffany & Co.	16,368,487

Total Consumer Discretionary		63,300,165

Consumer Staples — 2.7%
Food, Beverage & Tobacco — 2.7%
276,853	TreeHouse Foods, Inc.[1,2]	13,693,149

Energy — 6.6%
Energy Equipment & Services — 1.6%
355,700	Patterson-UTI Energy, Inc.	8,184,657

Oil, Gas & Consumable Fuels — 5.0%
262,402	Continental Resources, Inc.[1]	13,899,434
196,325	Energen Corp.[1]	11,302,430

		25,201,864

Total Energy		33,386,521

Financials — 13.4%
Banks — 9.1%
339,005	BancorpSouth Bank	10,661,707
327,655	First Hawaiian, Inc.[2]	9,560,973
808,760	KeyCorp.	16,312,689
133,355	UMB Financial Corp.	9,590,892

		46,126,261

Diversified Financials — 2.5%
162,356	Nasdaq, Inc.	12,473,812

Insurance — 1.8%
86,480	Hanover Insurance Group, Inc. (The)	9,346,758

Total Financials		67,946,831

Health Care — 7.5%

Health Care Equipment & Services — 7.5%
240,365	DENTSPLY SIRONA, Inc.	15,823,228
132,111	STERIS PLC[3]	11,555,749
92,755	Universal Health Services, Inc. — Class B	10,513,779

Total Health Care		37,892,756

Industrials — 22.2%
Capital Goods — 15.9%
145,865	AMETEK, Inc.	10,570,837

Shares		Value
Industrials — (continued)
Capital Goods — (continued)
197,280	Dover Corp.	$ 19,923,307
90,768	Hubbell, Inc.	12,284,541
41,055	Roper Technologies Inc.	10,633,245
148,810	SPX FLOW, Inc.[1]	7,075,916
48,470	Teledyne Technologies, Inc.[1]	8,780,340
168,941	Xylem, Inc.	11,521,776

		80,789,962

Commercial & Professional Services — 6.3%
147,315	Dun & Bradstreet Corp. (The)	17,443,569
314,096	IHS Markit Ltd.[1]	14,181,435

		31,625,004

Total Industrials		112,414,966

Information Technology — 11.1%
Semiconductors & Semiconductor Equipment — 2.5%
144,414	Microchip Technology, Inc.[2]	12,691,102

Software & Services — 4.4%
165,131	Black Knight, Inc.[1]	7,290,533
294,803	Nutanix, Inc. — Class A1,2	10,400,650
81,074	PTC, Inc.[1]	4,926,867

		22,618,050

Technology Hardware & Equipment — 4.2%
264,515	FLIR Systems, Inc.	12,331,690
61,230	Palo Alto Networks, Inc.[1]	8,874,676

		21,206,366

Total Information Technology		56,515,518

Materials — 6.3%
Chemicals — 4.0%
142,550	Ashland Global Holdings, Inc.	10,149,560
145,495	W.R. Grace & Co.	10,203,564

		20,353,124

Construction Materials — 2.3%
91,680	Vulcan Materials Co.	11,768,962

Total Materials		32,122,086

Real Estate — 4.2%

Office REIT’s — 2.3%
373,845	Equity Commonwealth[1]	11,406,011

Specialized REIT’s — 1.9%
21,475	Equinix, Inc.	9,732,900

Total Real Estate		21,138,911

Telecommunication Services — 2.0%
Diversified Telecommunication Services — 2.0%
276,530	Zayo Group Holdings, Inc.[1]	10,176,304

Utilities — 9.1%
Electric Utilities — 1.5%
156,430	Avangrid, Inc.[2]	7,912,229

See accompanying notes.		CRM Funds
19

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
Utilities — (continued)
Gas Utilities — 1.9%
110,592	Atmos Energy Corp.	$ 9,498,747

Multi-Utilities — 3.5%
107,501	Black Hills Corp.	6,461,885
451,149	NiSource, Inc.	11,580,995

		18,042,880

Water Utilities — 2.2%
119,932	American Water Works Co., Inc.	10,972,579

Total Utilities		46,426,435

Total Common Stock (Cost $391,923,192)		495,013,642

Short-Term Investments — 3.5%
8,985,048	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	8,985,048
8,985,048	Federated Treasury Obligations Fund Institutional Series, 1.13%[4]	8,985,048

Total Short-Term Investments (Cost $17,970,096)		17,970,096

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.1% (Cost $409,893,288)		512,983,738

Short-Term Investments Held As Collateral For Loaned Securities — 4.7%
Money Market Funds — 0.7%
1,080,000	Blackrock Liquidity Funds Prime Portfolio, 1.24%[4]	1,080,000
1,087,000	Invesco Short Term Investments Trust-Liquid Assets, 1.25%[4]	1,087,000
1,054,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.29%[4]	1,054,000

Total Money Market Funds		3,221,000

Principal
Repurchase Agreements — 1.2%
$557,702	With Bank of Montreal: at 1.35%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $557,786 (collateralized by US Treasury Securities, par values ranging from $1 - $235,779, coupon rates ranging from 0.13% to 5.25%, 04/30/18 - 02/15/45; total market value $568,857)	$557,702

Principal		Value
$5,587,852	With NBC Global Finance Ltd.: at 1.5%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $5,588,783 (collateralized by US Treasury Securites, par values ranging from $42,983 - $1,074,587, coupon rates ranging from 0.75% to 2.25%, 09/30/18 - 09/09/49; total market value of $5,699,609)	$ 5,587,852

Total Repurchase Agreements		6,145,554

Time Deposits — 2.8%
650,000	Abbey National Treasury, 1.35% 01/02/18[4]	650,000
1,000,000	Australia & New Zealand Bank (London), 1.44% 01/02/18[4]	1,000,000
980,000	Bank of Novia Scotia, 1.32% 01/02/18[4]	980,000
940,000	Barclays Bank PLC[3], 1.41% 01/02/18[4]	940,000
1,000,000	BNP Paribas (Cayman), 1.28% 01/02/18[4]	1,000,000
990,000	Canadian Imperial Bank of Commerce (Cayman), 1.33% 01/02/18[4]	990,000
890,000	Credit Agricole CIB (New York), 1.33% 01/02/18[4]	890,000
980,000	DNB Bank ASA, 1.30% 01/02/18[4]	980,000
980,000	National Australia Bank Ltd. (Cayman), 1.30% 01/02/18[4]	980,000
1,000,000	Natixis New York (Cayman), 1.31% 01/02/18[4]	1,000,000
1,000,000	Nordea Bank Finland PLC[3] (New York), 1.30% 01/02/18[4]	1,000,000
830,000	Northern Trust, 1.25% 01/02/2018[4]	830,000
940,000	Royal Bank of Canada (Toronto), 1.35% 01/02/18[4]	940,000
980,000	Skandinaviska Enskilda Banken AB (Cayman), 1.30% 01/02/18[4]	980,000
1,000,000	Toronto-Dominion Bank (Toronto), 1.32% 01/02/18[4]	1,000,000

Total Time Deposits		14,160,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $23,526,554)		23,526,554

See accompanying notes.		CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

	Value
Total Investments — 105.8% (Cost $433,419,842)	$536,510,292	[5]
Liabilities in Excess of Other Assets — (5.8)% .	(29,214,674)

Total Net Assets — 100.0%	$507,295,618

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$495,013,642	$495,013,642	—	—
Short-Term Investments	17,970,096	17,970,096	—	—
Short-Term Investments Held As Collateral For Loaned Securities	23,526,554	3,221,000	$20,305,554	—

Total Investments in Securities	$536,510,292	$516,204,738	$20,305,554	—

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2017, the market value of securities on loan for the CRM Mid Cap Value Fund was $22,964,414. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 98.7%
Consumer Discretionary — 11.8%
Consumer Durables & Apparel — 4.5%
5,776	Mohawk Industries, Inc.[1]	$ 1,593,598
21,307	PVH Corp.	2,923,534

		4,517,132

Retailing — 7.3%
4,030	AutoZone, Inc.[1]	2,866,821
41,793	Tiffany & Co.	4,344,382

		7,211,203

Total Consumer Discretionary		11,728,335

Consumer Staples — 4.7%
Food, Beverage & Tobacco — 4.7%
23,855	Anheuser-Busch InBev N.V., ADR[2]	2,661,264
18,755	Philip Morris International, Inc.	1,981,466

Total Consumer Staples		4,642,730

Energy — 9.7%
Energy Equipment & Services — 2.5%
51,938	Halliburton Co.	2,538,210

Oil, Gas & Consumable Fuels — 7.2%
76,042	EQT GP HOLDINGS LP	2,045,530
33,703	Occidental Petroleum Corp.	2,482,563
89,000	Parsley Energy, Inc. — Class A1	2,620,160

		7,148,253

Total Energy		9,686,463

Financials — 24.4%
Banks — 11.4%
128,797	Bank of America Corp.	3,802,087
175,987	KeyCorp.	3,549,658
65,430	Wells Fargo & Co.	3,969,638

		11,321,383

Diversified Financials — 5.7%
55,645	Charles Schwab Corp. (The)	2,858,484
40,757	Intercontinental Exchange, Inc.	2,875,814

		5,734,298

Insurance — 7.3%
39,185	American International Group, Inc.	2,334,642
49,553	MetLife, Inc.	2,505,399
18,124	Travelers Cos, Inc. (The)	2,458,339

		7,298,380

Total Financials		24,354,061

Health Care — 10.3%
Health Care Equipment & Services — 7.5%
27,165	Danaher Corp.	2,521,455
51,615	DENTSPLY SIRONA, Inc.	3,397,816
12,655	Zimmer Biomet Holdings, Inc.	1,527,079

		7,446,350

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.8%
16,937	Allergan PLC[3]	$ 2,770,554

Total Health Care		10,216,904

Industrials — 9.2%
Capital Goods — 3.1%
30,340	Dover Corp.	3,064,037

Transportation — 6.1%
10,490	FedEx Corp.	2,617,674
23,832	Norfolk Southern Corp.	3,453,257

		6,070,931

Total Industrials		9,134,968

Information Technology — 12.4%
Semiconductors & Semiconductor Equipment — 4.8%
10,520	Broadcom Ltd.	2,702,588
23,771	Microchip Technology, Inc.	2,088,996

		4,791,584

Software & Services — 4.6%
29,319	Microsoft Corp.	2,507,947
28,589	Vantiv, Inc. — Class A1	2,102,721

		4,610,668

Technology Hardware & Equipment — 3.0%
20,230	Palo Alto Networks, Inc.[1]	2,932,136

Total Information Technology		12,334,388

Materials — 9.0%
Chemicals — 6.4%
14,365	Air Products & Chemicals, Inc.	2,357,009
20,515	DowDuPont, Inc.	1,461,078
22,315	PPG Industries, Inc.	2,606,839

		6,424,926

Construction Materials — 2.6%
20,146	Vulcan Materials Co.	2,586,142

Total Materials		9,011,068

Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.6%
70,743	Zayo Group Holdings, Inc.[1]	2,603,342

Utilities — 4.6%
Electric Utilities — 3.0%
19,065	NextEra Energy, Inc.	2,977,763

Gas Utilities — 1.6%
19,280	Atmos Energy Corp.	1,655,959

Total Utilities		4,633,722

Total Common Stock (Cost $83,877,959)		98,345,981

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

Shares		Value
Short-Term Investments — 1.3%
639,870	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	$639,870
639,870	Federated Treasury Obligations Fund Institutional Series, 1.13%[4]	639,870

Total Short-Term Investments (Cost $1,279,740)		1,279,740

Total Investments — 100.0% (Cost $85,157,699)		99,625,721
Other Assets in Excess of Liabilities — 0.0%		31,757

Total Net Assets — 100.0%		$99,657,478

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities:

Common Stock	$98,345,981	$98,345,981	—	—

Short-Term Investments	1,279,740	1,279,740	—	—

Total Investments in Securities	$99,625,721	$99,625,721	—	—

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

1	Non-income producing security.
2	ADR — American Depository Receipt.
3	PLC — Public Limited Company.
4	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 97.6%
Consumer Discretionary — 12.8%
Consumer Durables & Apparel — 4.0%
1,185	Mohawk Industries, Inc.[1]	$ 326,941
3,980	PVH Corp.	546,096

		873,037

Consumer Services — 3.3%
10,515	Aramark	449,411
29,795	Houghton Mifflin Harcourt Co.[1]	277,094

		726,505

Retailing — 5.5%
604	AutoZone, Inc.[1]	429,667
7,305	Tiffany & Co.	759,355

		1,189,022

Total Consumer Discretionary		2,788,564

Consumer Staples — 3.6%
Food, Beverage & Tobacco — 2.0%
10,335	Mondelez International, Inc. —
	Class A	442,338

Household & Personal Products — 1.6%
5,660	Edgewell Personal Care Co.[1,2]	336,148

Total Consumer Staples		778,486

Energy — 8.6%
Energy Equipment & Services — 2.2%
9,745	Halliburton Co.	476,238

Oil, Gas & Consumable Fuels — 6.4%
9,200	Continental Resources, Inc.[1]	487,324
7,710	Energen Corp.[1]	443,865
8,299	EQT Corp.	472,379

		1,403,568

Total Energy		1,879,806

Financials — 19.3%
Banks — 11.5%
17,165	Associated Banc-Corp.	435,991
25,850	Bank of America Corp.	763,092
31,430	KeyCorp.	633,943
10,880	Wells Fargo & Co.	660,090

		2,493,116

Diversified Financials — 4.0%
6,940	Charles Schwab Corp. (The)	356,508
6,570	Nasdaq, Inc.	504,773

		861,281

Insurance — 3.8%
6,930	American International Group, Inc.	412,889
3,115	Travelers Cos, Inc. (The)	422,519

		835,408

Total Financials		4,189,805

Shares		Value
Health Care — 10.5%
Health Care Equipment & Services — 7.6%
6,340	CONMED Corp.	$ 323,150
6,225	Danaher Corp.	577,804
3,560	STERIS PLC[3]	311,393
3,740	Zimmer Biomet Holdings, Inc.	451,306

		1,663,653

Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
3,841	Allergan PLC[3]	628,311

Total Health Care		2,291,964

Industrials — 16.7%
Capital Goods — 3.7%
7,820	Dover Corp.	789,742

Commercial & Professional Services — 5.7%
5,920	Dun & Bradstreet Corp. (The)	700,987
11,970	IHS Markit Ltd.[1]	540,446

		1,241,433

Transportation — 7.3%
7,995	CSX Corp.	439,805
2,230	FedEx Corp.	556,474
4,115	Norfolk Southern Corp.	596,263

		1,592,542

Total Industrials		3,623,717

Information Technology — 12.8%
Semiconductors & Semiconductor Equipment — 4.8%
2,315	Broadcom Ltd.	594,723
5,095	Microchip Technology, Inc.[2]	447,749

		1,042,472

Software & Services — 6.1%
7,355	Black Knight, Inc.[1]	324,723
6,509	Microsoft Corp.	556,780
5,895	Vantiv, Inc. — Class A1,2	433,578

		1,315,081

Technology Hardware & Equipment — 1.9%
9,065	FLIR Systems, Inc.	422,610

Total Information Technology		2,780,163

Materials — 8.1%
Chemicals — 5.6%
2,600	Air Products & Chemicals, Inc.	426,608
5,345	DowDuPont, Inc.	380,671
3,595	PPG Industries, Inc.	419,968

		1,227,247

Construction Materials — 2.5%
4,215	Vulcan Materials Co.	541,079

Total Materials		1,768,326

Utilities — 5.2%
Electric Utilities — 1.9%
2,680	NextEra Energy, Inc.	418,589

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
Utilities — (continued)
Gas Utilities — 1.8%
4,604	Atmos Energy Corp.	$ 395,438

Water Utilities — 1.5%
3,550	American Water Works Co., Inc.	324,789

Total Utilities		1,138,816

Total Common Stock (Cost $17,390,360)		21,239,647

Short-Term Investments — 2.8%
303,264	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	303,264
303,265	Federated Treasury Obligations Fund Institutional Series, 1.13%[4]	303,265

Total Short-Term Investments (Cost $606,529)		606,529

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.4% (Cost $17,996,889)		21,846,176

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 5.8%
Repurchase Agreements — 5.8%
$ 250,877	With Citigroup Global Markets, Inc.: at 1.39%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $250,916 (collateralized by US Treasury Securities, par values ranging from $1,766 - $26,017, coupon rates ranging from 0.00% to 4.38%, 02/15/18 - 11/15/39; total market value $255,895)	$250,877
1,000,000	With HSBC Securities USA, Inc.: at 1.36%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $1,000,151 (collateralized by US Treasury Securites, par values ranging from $2 - $221,670, coupon rates ranging from 0.00% to 9.13%, 12/31/17 - 05/15/47; total market value of $1,020,008)	1,000,000

Total Repurchase Agreements		1,250,877

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $1,250,877)		1,250,877

Total Investments — 106.2% (Cost $19,247,766)		23,097,053	[5]
Liabilities in Excess of Other Assets — (6.2)%		(1,348,675)

Total Net Assets — 100.0%		$21,748,378

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities:

Common Stock	$21,239,647	$21,239,647	—	—

Short-Term Investments	606,529	606,529	—	—

Short-Term Investments Held As Collateral For Loaned Securities	1,250,877	—	$1,250,877	—

Total Investments in Securities	$23,097,053	$21,846,176	$1,250,877	—

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2017, the market value of securities on loan for the CRM All Cap Value Fund was $1,224,937. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value
Common Stock — 93.8%
Argentina — 1.3%
1,590	Banco Macro S.A. ADR[1]	$ 184,249

Belgium — 1.1%
3,400	Ageas	166,096

Canada — 3.3%
4,500	Alimentation Couche-Tard, Inc. — Class B	234,809
6,800	Suncor Energy, Inc.	249,658

Total Canada		484,467

Chile — 1.5%
69,565	Parque Arauco S.A.	215,545

China — 1.3%
260,000	Shandong Weigao Group Medical Polymer Co. Ltd.	189,355

Czech Republic — 2.2%
82,669	Moneta Money Bank AS7	319,900

Denmark — 1.7%
6,300	ISS A/S	243,991

Finland — 1.4%
4,980	Huhtamaki OYJ	209,133

France — 1.5%
1,600	Essilor International Cie Generale d’Optique S.A.	220,676

Germany — 4.7%
22,695	Deutsche Telekom AG	402,875
3,455	Gerresheimer AG	286,535

Total Germany		689,410

Indonesia — 2.7%
715,000	Bank Rakyat Indonesia	191,826
3,922,000	Pakuwon Jati Tbk PT	198,015

Total Indonesia		389,841

Ireland — 8.4%
136,873	Cairn Homes PLC[2,3]	321,063
6,710	CRH PLC[2]	240,711
41,375	Dalata Hotel Group PLC[2,3]	313,003
115,917	Greencore Group PLC[2]	359,492

Total Ireland		1,234,269

Italy — 2.7%
9,000	Azimut Holding SpA	172,454
20,208	Societa Cattolica di Assicurazioni SC	219,431

Total Italy		391,885

Japan — 15.2%
8,480	Calbee, Inc.	275,830
16,600	Hino Motors Ltd.	215,097
40,000	Hitachi Ltd.	311,657
13,850	Isuzu Motors Ltd.	231,950
3,000	MEIJI Holdings Co. LTD	255,336

Shares		Value
Japan — (continued)
7,600	Olympus Corp.	$ 291,387
8,000	Shimadzu Corp.	181,904
4,600	Sohgo Security Services Co. Ltd.	250,260
46,800	Yahoo Japan Corp.	214,738

Total Japan		2,228,159

Luxembourg — 2.7%
4,880	RTL Group S.A.	390,311

Mexico — 4.0%
58,000	Alsea SAB de CV	189,789
222,584	Gentera SAB de CV4	184,972
16,800	Gruma SAB de CV	213,049

Total Mexico		587,810

Netherlands — 3.9%
2,115	Heineken N.V.	220,600
15,364	RELX N.V.	353,296

Total Netherlands		573,896

Norway — 1.4%
51,029	Europris ASA[7]	207,582

Panama — 1.8%
6,748	Intercorp Financial Services, Inc.	259,798

Philippines — 3.5%
70,620	Metropolitan Bank & Trust Co.	143,447
113,130	Robinsons Retail Holdings, Inc.	218,011
30,060	Security Bank Corp.	151,384

Total Philippines		512,842

Portugal — 1.8%
199,500	Sonae SGPS S.A.	269,530

South Korea — 2.0%
1,975	Hyundai Motor Co.	287,796

Spain — 6.1%
13,600	Hispania Activos Inmobiliarios SOCIMI S.A.	256,191
17,320	Neinor Homes S.A.[3,7]	380,298
82,000	Prosegur Cash S.A.[7]	263,285

Total Spain.		899,774

Sweden — 1.5%
7,755	Essity Aktiebolag — Class B3	220,272

Switzerland — 3.2%
3,210	Ferguson PLC[2]	231,001
157	Forbo Holding AG	242,480

Total Switzerland		473,481

United Kingdom — 12.9%
21,910	Beazley PLC[2]	158,114
30,700	Dairy Crest Group PLC[2]	238,957
28,010	Direct Line Insurance Group PLC[2]	144,350
36,100	Howden Joinery Group PLC[2]	227,520
143,740	ITV PLC[2]	321,186
28,336	Sabre Insurance Group PLC[2,3,7]	104,061
28,200	Sage Group PLC (The)[2]	303,832

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
United Kingdom — (continued)
13,120	Smith & Nephew PLC[2]	$228,155
9,975	St. James’s Place PLC[2]	165,114

Total United Kingdom		1,891,289

Total Common Stock (Cost $11,543,771)		13,741,357

Short-Term Investments — 6.2%
457,893	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[5]	457,893
457,894	Federated Treasury Obligations Fund Institutional Series, 1.13%[5]	457,894

Total Short-Term Investments (Cost $915,787)		915,787

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $12,459,558)		14,657,144

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 1.4%
Repurchase Agreement — 1.4%
$200,649

With Citigroup Global Markets,

Inc.: at 1.39%, dated 12/29/17, to be repurchased on 01/02/18, repurchase price $200,680 (collateralized by US Treasury Securities, par values ranging from $1,413 - $20,809, coupon rates ranging from 0.00% to 4.38%, 02/15/18 - 11/15/39; total market value $204,662)

Total Repurchase Agreement		$200,649

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $200,649)		200,649

Total Investments — 101.4% (Cost $12,660,207)		14,857,793	[6]
Liabilities in Excess of Other Assets — (1.4)%		(204,446)

Total Net Assets — 100.0%		$14,653,347

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:

Common Stock

Argentina	$184,249	$184,249	—	—

Belgium	166,096	166,096	—	—

Canada	484,467	484,467	—	—

Chile	215,545	215,545	—	—

China	189,355	189,355	—	—

Czech Republic	319,900	319,900	—	—

Denmark	243,991	243,991	—	—

Finland	209,133	209,133	—	—

France	220,676	220,676	—	—

Germany	689,410	689,410	—	—

Indonesia	389,841	389,841	—	—

Ireland	1,234,269	1,234,269	—	—

Italy	391,885	391,885	—	—

Japan	2,228,159	2,228,159	—	—

Luxembourg	390,311	390,311	—	—

Mexico	587,810	587,810	—	—

Netherlands	573,896	573,896	—	—

Norway	207,582	207,582	—	—

Panama	259,798	259,798	—	—

Philippines	512,842	512,842	—	—

Portugal	269,530	269,530	—	—

South Korea	287,796	287,796	—	—

Spain	899,774	899,774	—	—

Sweden	220,272	220,272	—	—

Switzerland	473,481	473,481	—	—

United Kingdom	1,891,289	1,891,289	—	—

Short-Term Investments	915,787	915,787	—	—

Short-Term Investments Held As Collateral For Loaned Securities	200,649	—	$200,649	—

Total Investments in Securities	$14,857,793	$14,657,144	$200,649	—

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at December 31, 2017. As a result, securities fair valued using an external pricing service at June 30, 2017 that were still held by the Fund were transferred from Level 2 into Level 1 with a beginning of period value of $343,495.

[1]	ADR — American Depository Receipt.
[2]	PLC — Public Limited Company.
[3]	Non-income producing security.
[4]	Security partially or fully on loan.
[5]	Rate represents an annualized yield at date of measurement.
[6]	At December 31, 2017, the market value of securities on loan for the CRM International Opportunity Fund was $182,357. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.
[7]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $1,275,126 and represents 8.7% of net assets as of December 31, 2017.

See accompanying notes.		CRM Funds
29

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$382,299,915	$250,590,718	$433,419,842	$85,157,699
Net unrealized appreciation	98,182,617	69,477,760	103,090,450	14,468,022

Total investments, at value[1]	480,482,532	320,068,478	536,510,292	99,625,721
Cash	—	15,033	—	—
Receivable for fund shares sold	249,010	1,022,844	1,244,648	44
Receivable for securities sold	—	1,664,771	—	—
Dividends and interest receivable	3,688,411	199,734	272,598	99,147
Tax reclaim receivable	—	4,609	—	—
Prepaid trustees fees	—	2,524	5,284	—
Other assets	47,066	41,780	51,053	30,092

Total assets	484,467,019	323,019,773	538,083,875	99,755,004

LIABILITIES:
Obligation to return securities lending collateral	26,000,079	19,009,015	23,526,554	—
Payable for fund shares redeemed	892,750	897,177	6,645,604	117
Payable for securities purchased	—	381,902	—	—
Accrued advisory fee	292,229	193,273	325,985	35,016
Trustees fees	2,292	—	—	1,111
Audit and tax fees	28,892	28,892	28,892	28,892
Other accrued expenses	125,439	169,562	261,222	32,390

Total liabilities	27,341,681	20,679,821	30,788,257	97,526

NET ASSETS	$457,125,338	$302,339,952	$507,295,618	$99,657,478

COMPONENTS OF NET ASSETS
Paid-in-capital	$354,707,657	$216,936,018	$410,172,343	$85,452,772
Undistributed (distributions in excess of) net investment income	1,310,305	(5,442,583)	731	(3,762)
Accumulated net realized gain (loss) on investments	2,924,759	21,368,757	(5,967,906)	(259,554)
Net unrealized appreciation of investments	98,182,617	69,477,760	103,090,450	14,468,022

NET ASSETS	$457,125,338	$302,339,952	$507,295,618	$99,657,478

NET ASSETS BY SHARE CLASS
Investor Shares	$77,441,766	$30,447,331	$224,729,658	$13,284,787
Institutional Shares	379,683,572	271,892,621	282,565,960	86,372,691

NET ASSETS	$457,125,338	$302,339,952	$507,295,618	$99,657,478

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,508,048	2,484,093	10,714,834	1,382,132
Institutional Shares	19,188,036	21,652,079	12,962,568	8,974,031
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$17.18	$12.26	$20.97	$9.61
Institutional Shares	$19.79	$12.56	$21.80	$9.62

[1] Includes securities loaned of:	$25,379,151	$18,563,278	$22,964,414	$—

See accompanying notes.		CRM Funds
30

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017 (Unaudited)

	CRM All Cap Value Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$19,247,766	$12,660,207
Net unrealized appreciation	3,849,287	2,197,586

Total investments, at value[1]	23,097,053	14,857,793
Receivable for fund shares sold	2,013	—
Receivable from Adviser	—	968
Dividends and interest receivable	13,253	10,662
Tax reclaim receivable	—	47,768
Other assets	26,208	23,950

Total assets	23,138,527	14,941,141

LIABILITIES:
Obligation to return securities lending collateral	1,250,877	200,649
Payable for fund shares redeemed	155	—
Payable for securities purchased	75,021	—
Accrued advisory fee	10,548	—
Trustees fees	164	89
Audit and tax fees	28,892	47,423
Other accrued expenses	24,492	39,633

Total liabilities	1,390,149	287,794

NET ASSETS	$21,748,378	$14,653,347

COMPONENTS OF NET ASSETS
Paid-in-capital	$17,665,820	$12,609,568
Undistributed (distributions in excess of) net investment income	14,280	(103,456)
Accumulated net realized gain (loss) on investments	218,991	(47,980)
Net unrealized appreciation of investments and foreign currency	3,849,287	2,195,215

NET ASSETS	$21,748,378	$14,653,347

NET ASSETS BY SHARE CLASS
Investor Shares	$8,094,675	$9,774,302
Institutional Shares	13,653,703	4,879,045

NET ASSETS	$21,748,378	$14,653,347

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	934,993	696,645
Institutional Shares	1,551,284	346,257
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$8.66	$14.03
Institutional Shares	$8.80	$14.09

[1] Includes securities loaned of:	$1,224,937	$182,357

See accompanying notes.		CRM Funds
31

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	CRM Small Cap	CRM Small/Mid	CRM Mid Cap	CRM Large Cap
	Value Fund	Cap Value Fund	Value Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$5,354,058	$2,250,579	$6,036,259	$755,460
Securities lending income	34,339	30,964	28,398	—
Foreign tax withheld	(14,352)	—	—	(6,700)

Total investment income	5,374,045	2,281,543	6,064,657	748,760

EXPENSES
Investment advisory fees	1,662,168	1,486,119	1,923,115	267,602
Administration and accounting fees	55,247	50,565	63,230	16,110
Custody fees	17,586	19,684	22,246	5,287
Transfer Agent fees	86,756	120,589	140,032	26,929
Shareholder reports	10,004	13,964	9,895	3,349
Shareholder services - Investor Shares	93,414	41,167	281,725	16,557
Trustee fees and expenses	36,908	41,471	45,437	7,996
Insurance fees	18,363	21,171	23,150	3,542
Registration fees	20,526	19,788	23,507	18,789
Audit and tax fees	21,717	21,717	21,717	21,717
Legal fees	14,518	16,116	17,832	3,216
Miscellaneous	44,847	51,832	55,932	9,749

Total expenses	2,082,054	1,904,183	2,627,818	400,843
Expenses waived/reimbursed	—	—	—	(68,030)

Net expenses	2,082,054	1,904,183	2,627,818	332,813

NET INVESTMENT INCOME	3,291,991	377,360	3,436,839	415,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	19,114,757	48,369,114	37,753,835	4,392,356
Net change in unrealized appreciation/ depreciation on:
Investments	25,751,576	(15,279,595)	5,085,199	4,406,536

Net realized and unrealized gain on investments	44,866,333	33,089,519	42,839,034	8,798,892

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,158,324	$33,466,879	$46,275,873	$9,214,839

See accompanying notes.		CRM Funds
32

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

	CRM All Cap Value Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$164,712	$78,488
Securities lending income	572	1,018
Foreign tax withheld	—	(5,565)

Total investment income	165,284	73,941

EXPENSES
Investment advisory fees	106,539	63,795
Administration and accounting fees	7,911	18,851
Custody fees	5,324	14,556
Transfer Agent fees	21,450	20,738
Shareholder reports	2,191	398
Shareholder services - Investor Shares	10,822	11,820
Trustee fees and expenses	1,933	1,159
Insurance fees	963	567
Registration fees	16,520	18,525
Audit and tax fees	21,717	26,249
Legal fees	760	463
Miscellaneous	2,876	1,922

Total expenses	199,006	179,043
Expenses waived/reimbursed	(48,002)	(78,618)

Net expenses	151,004	100,425

NET INVESTMENT INCOME (LOSS)	14,280	(26,484)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investment securities	1,926,433	461,744
Foreign currency	—	(4,055)

Net realized gain	1,926,433	457,689

Net change in unrealized appreciation/depreciation on:
Investment securities	47,835	848,064
Foreign currency	—	1,092

Net change in unrealized appreciation/depreciation	47,835	849,156

Net realized and unrealized gain on investments and foreign currency	1,974,268	1,306,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,988,548	$1,280,361

See accompanying notes.		CRM Funds
33

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$421,160,967	$438,216,903

OPERATIONS
Net investment income	3,291,991	642,072
Net realized gain from investments	19,114,757	65,830,362
Net change in unrealized appreciation/depreciation on investments	25,751,576	26,041,055

Net increase in net assets resulting from operations	48,158,324	92,513,489

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(340,451)	(312,474)
Net investment income - Institutional Shares	(2,221,781)	(2,019,903)
Net realized gains on investments - Investor Shares	(10,792,473)	(4,762,199)
Net realized gains on investments - Institutional Shares	(47,059,979)	(20,994,650)

Total distributions to shareholders	(60,414,684)	(28,089,226)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	4,351,589	8,183,035
Sale of shares - Institutional Shares	19,150,505	45,387,119
Reinvestment of distributions - Investor Shares	10,320,025	4,699,441
Reinvestment of distributions - Institutional Shares	45,902,029	21,802,119
Redemption of shares - Investor Shares	(6,526,556)	(10,458,965)
Redemption of shares - Institutional Shares	(24,976,861)	(151,092,948)

Net increase (decrease) from capital share transactions	48,220,731	(81,480,199)

Total increase (decrease) in net assets	35,964,371	(17,055,936)

NET ASSETS - END OF PERIOD	$457,125,338	$421,160,967

Undistributed net investment income	$1,310,305	$580,546

See accompanying notes.		CRM Funds
34

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$490,958,351	$605,732,739

OPERATIONS
Net investment income	377,360	648,773
Net realized gain from investments	48,369,114	69,944,323
Net change in unrealized appreciation/depreciation on investments	(15,279,595)	15,744,218

Net increase in net assets resulting from operations	33,466,879	86,337,314

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(944,742)
Net investment income - Institutional Shares	—	(12,424,792)
Net realized gains on investments - Investor Shares	(7,529,268)	—
Net realized gains on investments - Institutional Shares	(60,656,217)	—

Total distributions to shareholders	(68,185,485)	(13,369,534)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,820,886	6,072,107
Sale of shares - Institutional Shares	16,875,467	78,683,060
Reinvestment of distributions - Investor Shares	7,412,852	934,871
Reinvestment of distributions - Institutional Shares	60,606,700	12,399,778
Redemption of shares - Investor Shares	(10,730,399)	(29,671,078)
Redemption of shares - Institutional Shares	(229,885,299)	(256,160,906)

Net decrease from capital share transactions	(153,899,793)	(187,742,168)

Total decrease in net assets	(188,618,399)	(114,774,388)

NET ASSETS - END OF PERIOD	$302,339,952	$490,958,351

Distributions in excess of net investment income	$(5,442,583)	$(5,819,943)

See accompanying notes.		CRM Funds
35

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$518,686,370	$594,582,861

OPERATIONS
Net investment income	3,436,839	3,410,467
Net realized gain from investments	37,753,835	85,283,650
Net change in unrealized appreciation/depreciation on investments	5,085,199	(4,536,386)

Net increase in net assets resulting from operations	46,275,873	84,157,731

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(2,607,178)	(26,153)
Net investment income - Institutional Shares	(3,898,163)	(394,582)
Net realized gains on investments - Investor Shares	(35,928,634)	(13,796,223)
Net realized gains on investments - Institutional Shares	(44,985,826)	(8,979,025)

Total distributions to shareholders	(87,419,801)	(23,195,983)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	7,960,689	38,892,985
Sale of shares - Institutional Shares	14,881,192	119,771,766
Reinvestment of distributions - Investor Shares	38,022,578	13,786,959
Reinvestment of distributions - Institutional Shares	45,055,446	8,587,050
Redemption of shares - Investor Shares	(32,471,543)	(213,273,460)
Redemption of shares - Institutional Shares	(43,695,186)	(104,623,539)

Net increase (decrease) from capital share transactions	29,753,176	(136,858,239)

Total decrease in net assets	(11,390,752)	(75,896,491)

NET ASSETS - END OF PERIOD	$507,295,618	$518,686,370

Undistributed net investment income	$731	$3,069,233

See accompanying notes.		CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$94,198,999	$72,969,987

OPERATIONS
Net investment income	415,947	818,786
Net realized gain from investments	4,392,356	7,826,777
Net change in unrealized appreciation/depreciation on investments	4,406,536	4,427,975

Net increase in net assets resulting from operations	9,214,839	13,073,538

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(56,804)	(84,202)
Net investment income - Institutional Shares	(567,334)	(767,078)
Net realized gains on investments - Investor Shares	(1,326,597)	(89,828)
Net realized gains on investments - Institutional Shares	(8,477,144)	(608,477)

Total distributions to shareholders	(10,427,879)	(1,549,585)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	16,623	365,574
Sale of shares - Institutional Shares	7,706,257	21,326,156
Reinvestment of distributions - Investor Shares	1,325,608	166,309
Reinvestment of distributions - Institutional Shares	2,126,773	300,612
Redemption of shares - Investor Shares	(785,415)	(1,148,981)
Redemption of shares - Institutional Shares	(3,718,327)	(11,304,611)

Net increase from capital share transactions	6,671,519	9,705,059

Total increase in net assets	5,458,479	21,229,012

NET ASSETS - END OF PERIOD	$99,657,478	$94,198,999

Undistributed (distributions in excess of) net investment income	$(3,762)	$204,429

See accompanying notes.		CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$22,409,645	$23,328,299

OPERATIONS
Net investment income	14,280	90,028
Net realized gain from investments	1,926,433	2,767,246
Net change in unrealized appreciation/depreciation on investments	47,835	643,395

Net increase in net assets resulting from operations	1,988,548	3,500,669

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(70,732)
Net investment income - Institutional Shares	—	(23,644)
Net realized gains on investments - Investor Shares	(1,180,335)	(782,915)
Net realized gains on investments - Institutional Shares	(2,012,149)	(154,859)

Total distributions to shareholders	(3,192,484)	(1,032,150)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	26,145	1,754,066
Sale of shares - Institutional Shares	521,403	9,738,451
Reinvestment of distributions - Investor Shares	1,138,128	784,124
Reinvestment of distributions - Institutional Shares	1,770,278	168,192
Redemption of shares - Investor Shares	(1,379,645)	(15,556,325)
Redemption of shares - Institutional Shares	(1,533,640)	(275,681)

Net increase (decrease) from capital share transactions	542,669	(3,387,173)

Total decrease in net assets	(661,267)	(918,654)

NET ASSETS - END OF PERIOD	$21,748,378	$22,409,645

Undistributed net investment income	$14,280	$—

See accompanying notes.		CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$13,565,766	$12,473,851

OPERATIONS
Net investment income (loss)	(26,484)	113,274
Net realized gain from investments and foreign currency	457,689	379,010
Net change in unrealized appreciation/depreciation on investments and foreign currency	849,156	1,638,736

Net increase in net assets resulting from operations	1,280,361	2,131,020

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(102,486)	(67,518)
Net investment income - Institutional Shares	(62,660)	(44,400)
Net realized gains on investments - Investor Shares	(533,657)	—
Net realized gains on investments - Institutional Shares	(267,881)	—

Total distributions to shareholders	(966,684)	(111,918)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	157,942	176,313
Sale of shares - Institutional Shares	1,014	275
Reinvestment of distributions - Investor Shares	625,101	66,281
Reinvestment of distributions - Institutional Shares	327,984	43,786
Redemption of shares - Investor Shares	(293,150)	(406,782)
Redemption of shares - Institutional Shares	(44,987)	(808,887)
Redemption fee - Investor Shares	—	1,108
Redemption fee - Institutional Shares	—	719

Net increase (decrease) from capital share transactions	773,904	(927,187)

Total increase in net assets	1,087,581	1,091,915

NET ASSETS - END OF PERIOD	$14,653,347	$13,565,766

Undistributed (distributions in excess of) net investment income	$(103,456)	$88,174

See accompanying notes.		CRM Funds
39

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund —Investor Shares

	For the Six Months Ended December 31, 2017	For the Years Ended June 30,

	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 18.06	$15.86	$19.98	$23.54	$21.94	$18.02
Investment operations:
Net investment income (loss)[2]	0.12[3]	(0.01)	0.08	— [4]	0.08	0.18 [5]
Net realized and unrealized gain (loss) on investments	1.87	3.54	(0.66)	1.32	4.43	4.08
Total from investment operations	1.99	3.53	(0.58)	1.32	4.51	4.26
Distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.03)	(0.07)	(0.04)	(0.34)
From net realized gains on investments	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)	—
Total distributions to shareholders	(2.87)	(1.33)	(3.54)	(4.88)	(2.91)	(0.34)
Net Asset Value — End of Period	$ 17.18	$18.06	$15.86	$19.98	$23.54	$21.94
Total Return	11.36%	22.28%	(2.13)%	7.14%	21.39%	24.00%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.13%	1.15%	1.12%	1.09%	1.07%	1.08%
Net investment income (loss)	1.28%[3]	(0.07)%	0.50%	0.02%	0.32%	0.88%[5]
Portfolio turnover rate	24%	91%	68%	83%	66%	77%
Net Assets at the end of period (000’s omitted)	$77,442	$72,472	$61,529	$74,037	$81,948	$104,155

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the six months ended December 31, 2017, net investment income per share reflects special dividends which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.51%.

[4]	Amount represents less than $0.005.

[5]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.		CRM Funds
40

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2017	For the Years Ended June 30,

	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 20.41	$17.78	$21.94	$25.37	$23.45	$19.24

Investment operations:
Net investment income[2]	0.16[3]	0.03	0.13	0.05	0.13	0.23 [4]
Net realized and unrealized gain (loss) on investments	2.13	3.97	(0.70)	1.45	4.75	4.37

Total from investment operations	2.29	4.00	(0.57)	1.50	4.88	4.60

Distributions to shareholders:
From net investment income	(0.13)	(0.12)	(0.08)	(0.12)	(0.09)	(0.39)
From net realized gains on investments	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)	—

Total distributions to shareholders	(2.91)	(1.37)	(3.59)	(4.93)	(2.96)	(0.39)

Net Asset Value — End of Period	$ 19.79	$20.41	$17.78	$21.94	$25.37	$23.45

Total Return	11.55%	22.51%	(1.89)%	7.39%	21.63%	24.27%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.90%	0.91%	0.89%	0.86%	0.85%	0.85%
Net investment income	1.53%[3]	0.19%	0.70%	0.22%	0.53%	1.10%[4]
Portfolio turnover rate	24%	91%	68%	83%	66%	77%
Net Assets at the end of period (000’s omitted)	$379,683	$348,689	$376,688	$445,322	$707,921	$634,031

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the six months ended December 31, 2017, net investment income per share reflects special dividends which amounted to $0.16 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.77%.

[4]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.		CRM Funds
41

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares

	For the Six Months Ended December 31, 2017	For the Years Ended June 30,

	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 14.54	$12.81	$15.41	$18.66	$16.94	$14.12

Investment operations:
Net investment income (loss)[2]	—[3]	(0.01)	0.23 [4]	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.31	2.04	(1.36)	0.26	3.94	3.06

Total from investment operations	1.31	2.03	(1.13)	0.33	3.99	3.11

Distributions to shareholders:
From net investment income	—	(0.30)	—	(0.10)	(0.02)	(0.09)
From net realized gains on investments	(3.59)	—	(1.47)	(3.48)	(2.25)	(0.20)

Total distributions to shareholders	(3.59)	(0.30)	(1.47)	(3.58)	(2.27)	(0.29)

Net Asset Value — End of Period	$ 12.26	$14.54	$12.81	$15.41	$18.66	$16.94

Total Return	9.35%	15.87%	(6.91)%	3.16%	25.09%	22.33%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.17%	1.14%	1.12%	1.08%	1.07%	1.08%
Net investment income (loss)	0.02%	(0.05)%	1.75%[4]	0.39%	0.27%	0.32%
Portfolio turnover rate	21%	76%	72%	82%	86%	96%
Net Assets at the end of period (000’s omitted)	$30,447	$36,626	$53,393	$75,621	$274,988	$245,267

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes.		CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2017	For the Years Ended June 30,

	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 14.80	$13.03	$15.62	$18.93	$17.16	$14.29

Investment operations:
Net investment income[2]	0.02	0.02	0.25 [3]	0.13	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.33	2.08	(1.37)	0.24	3.99	3.10

Total from investment operations	1.35	2.10	(1.12)	0.37	4.08	3.19

Distributions to shareholders:
From net investment income	—	(0.33)	—	(0.20)	(0.06)	(0.12)
From net realized gains on investments	(3.59)	—	(1.47)	(3.48)	(2.25)	(0.20)

Total distributions to shareholders	(3.59)	(0.33)	(1.47)	(3.68)	(2.31)	(0.32)

Net Asset Value — End of Period	$ 12.56	$14.80	$13.03	$15.62	$18.93	$17.16

Total Return	9.45%	16.19%	(6.74)%	3.41%	25.34%	22.65%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.93%	0.90%	0.87%	0.85%	0.87%
Net investment income	0.21%	0.13%	1.90%[3]	0.80%	0.49%	0.55%
Portfolio turnover rate	21%	76%	72%	82%	86%	96%
Net Assets at the end of period (000’s omitted)	$271,893	$454,332	$552,340	$819,957	$881,179	$720,912

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

See accompanying notes.		CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2017 (Unaudited)[1]

		For the Years Ended June 30,
		2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 23.18	$ 20.80	$ 28.93	$ 35.61	$ 34.36	$ 28.14

Investment operations:
Net investment income[2]	0.15 [3]	0.13	0.25 [4]	0.15	0.12	0.24
Net realized and unrealized gain (loss) on investments	1.95	3.12	(0.51)	1.31	7.12	6.30

Total from investment operations	2.10	3.25	(0.26)	1.46	7.24	6.54

Distributions to shareholders:
From net investment income	(0.29)	—[5]	(0.30)	(0.19)	(0.18)	(0.32)
From net realized gains on investments	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)	—

Total distributions to shareholders	(4.31)	(0.87)	(7.87)	(8.14)	(5.99)	(0.32)

Net Asset Value — End of Period	$ 20.97	$ 23.18	$ 20.80	$ 28.93	$ 35.61	$ 34.36
Total Return	9.40%	15.93%	1.43%	5.73%	22.95%	23.43%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.14%	1.15%	1.13%	1.05%	1.03%	1.02%
Net investment income	1.23%[3]	0.58%	1.11%[4]	0.49%	0.35%	0.78%
Portfolio turnover rate	23%	74%	76%	105%	77%	91%
Net Assets at the end of period (000’s omitted)	$224,730	$229,541	$357,232	$461,579	$654,431	$844,632

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the six months ended December 31, 2017, net investment income per share reflects special dividends which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.64%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[5]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2017 (Unaudited)[1]

		For the Years Ended June 30,
		2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 23.96	$ 21.46	$ 29.60	$ 36.27	$ 34.90	$ 28.60

Investment operations:
Net investment income[2]	0.18 [3]	0.15	0.39 [4]	0.22	0.21	0.32
Net realized and unrealized gain (loss) on investments	2.03	3.26	(0.60)	1.33	7.23	6.38

Total from investment operations	2.21	3.41	(0.21)	1.55	7.44	6.70

Distributions to shareholders:
From net investment income	(0.35)	(0.04)	(0.36)	(0.27)	(0.26)	(0.40)
From net realized gains on investments	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)	—

Total distributions to shareholders	(4.37)	(0.91)	(7.93)	(8.22)	(6.07)	(0.40)

Net Asset Value — End of Period	$ 21.80	$ 23.96	$ 21.46	$ 29.60	$ 36.27	$ 34.90
Total Return	9.55%	16.19%	1.61%	5.91%	23.22%	23.68%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.94%	0.95%	0.85%	0.81%	0.81%
Net investment income	1.42%[3]	0.63%	1.60%[4]	0.70%	0.57%	1.00%
Portfolio turnover rate	23%	74%	76%	105%	77%	91%
Net Assets at the end of period (000’s omitted)	$282,566	$289,145	$237,351	$736,171	$1,856,591	$2,034,380

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the six months ended December 31, 2017, net investment income per share reflects special dividends which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.84%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2017 (Unaudited)[1]

		For the Years Ended June 30,
		2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 9.77	$ 8.56	$ 9.48	$ 12.23	$ 12.27	$ 10.88

Investment operations:
Net investment income[2]	0.03	0.07	0.05	0.02	0.07	0.10
Net realized and unrealized gain (loss) on investments	0.90	1.28	(0.21)	0.78	2.28	1.94

Total from investment operations	0.93	1.35	(0.16)	0.80	2.35	2.04

Distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.01)	(0.06)	(0.15)	(0.10)
From net realized gains on investments	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)	(0.55)

Total distributions to shareholders	(1.09)	(0.14)	(0.76)	(3.55)	(2.39)	(0.65)

Net Asset Value — End of Period	$ 9.61	$ 9.77	$ 8.56	$ 9.48	$ 12.23	$ 12.27
Total Return	9.78%	15.79%	(1.47)%	8.42%	21.24%	19.61%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	1.13%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.04%	1.24%	1.33%	1.42%	1.35%	1.31%
Net investment income, including waiver/reimbursement	0.64%	0.68%	0.58%	0.20%	0.54%	0.88%
Portfolio turnover rate	45%	111%	121%	132%	89%	113%
Net Assets at the end of period (000’s omitted)	$13,285	$12,872	$11,906	$12,604	$15,858	$20,816

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2017 (Unaudited)[1]

		For the Years Ended June 30,
		2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 9.79	$ 8.58	$ 9.50	$ 12.25	$ 12.30	$ 10.91

Investment operations:
Net investment income[2]	0.05	0.09	0.07	0.05	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.90	1.28	(0.20)	0.78	2.28	1.94

Total from investment operations	0.95	1.37	(0.13)	0.83	2.38	2.07

Distributions to shareholders:
From net investment income	(0.07)	(0.09)	(0.04)	(0.09)	(0.19)	(0.13)
From net realized gains on investments	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)	(0.55)

Total distributions to shareholders	(1.12)	(0.16)	(0.79)	(3.58)	(2.43)	(0.68)

Net Asset Value — End of Period	$ 9.62	$ 9.79	$ 8.58	$ 9.50	$ 12.25	$ 12.30
Total Return	9.92%	16.04%	(1.18)%	8.69%	21.52%	19.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.65%	0.88%	0.90%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	0.79%	0.99%	1.04%	1.17%	1.10%	1.07%
Net investment income, including waiver/reimbursement	0.89%	0.95%	0.87%	0.45%	0.78%	1.15%
Portfolio turnover rate	45%	111%	121%	132%	89%	113%
Net Assets at the end of period (000’s omitted)	$86,372	$81,327	$61,064	$21,012	$25,861	$42,914

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the
	Six Months Ended
	December 31, 2017	For the Years Ended June 30,
	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 9.28	$8.32	$10.72	$12.99	$11.88	$9.92

Investment operations:
Net investment income (loss)[2]	—[3]	0.03	0.06	(0.01)	0.02	0.11 [4]
Net realized and unrealized gain (loss) on investments	0.84	1.32	(0.08)	0.51	2.23	1.98

Total from investment operations	0.84	1.35	(0.02)	0.50	2.25	2.09

Distributions to shareholders:
From net investment income	—	(0.03)	(0.07)	(0.02)	(0.03)	(0.10)
From net realized gains on investments	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)	(0.03)

Total distributions to shareholders	(1.46)	(0.39)	(2.38)	(2.77)	(1.14)	(0.13)

Net Asset Value — End of Period	$ 8.66	$9.28	$8.32	$10.72	$12.99	$11.88

Total Return	9.30%	16.66%	0.87%	5.48%	19.87%	21.26%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.45%	1.49%
Expenses, excluding waiver/reimbursement	1.93%	1.95%	1.76%	1.59%	1.45%	1.49%
Net investment income (loss), including waiver/reimbursement	(0.03)%	0.36%	0.72%	(0.08)%	0.18%	0.98%[4]
Portfolio turnover rate	37%	91%	91%	97%	76%	113%
Net Assets at the end of period (000’s omitted)	$8,094	$8,735	$19,708	$23,367	$41,279	$37,537

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2017	For the Years Ended June 30,

	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 9.40	$8.44	$10.84	$13.10	$11.97	$10.00

Investment operations:
Net investment income[2]	0.01	0.05	0.10	0.02	0.06	0.13 [3]
Net realized and unrealized gain (loss) on investments	0.85	1.33	(0.10)	0.53	2.24	2.00

Total from investment operations	0.86	1.38	—	0.55	2.30	2.13

Distributions to shareholders:
From net investment income	—	(0.06)	(0.09)	(0.06)	(0.06)	(0.13)
From net realized gains on investments	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)	(0.03)

Total distributions to shareholders	(1.46)	(0.42)	(2.40)	(2.81)	(1.17)	(0.16)

Net Asset Value — End of Period	$ 8.80	$9.40	$8.44	$10.84	$13.10	$11.97

Total Return	9.39%	16.71%	1.21%	5.82%	20.16%	21.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.18%	1.24%
Expenses, excluding waiver/reimbursement	1.68%	1.73%	1.51%	1.35%	1.18%	1.24%
Net investment income, including waiver/reimbursement	0.22%	0.53%	1.10%	0.17%	0.43%	1.22%[3]
Portfolio turnover rate	37%	91%	91%	97%	76%	113%
Net Assets at the end of period (000’s omitted)	$13,654	$13,675	$3,620	$6,316	$8,002	$35,138

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares

	For the Six Months Ended December 31, 2017	For the Years Ended June 30,
	(Unaudited)[1]	2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$13.74	$11.74	$13.37	$15.32	$13.86	$12.29

Investment operations:
Net investment income (loss)[2]	(0.03)	0.10	0.13	0.08	0.06	0.17
Net realized and unrealized gain (loss) on investments	1.30	2.00	(0.56)	(0.49)	1.52	1.40

Total from investment operations	1.27	2.10	(0.43)	(0.41)	1.58	1.57

Distributions to shareholders:
From net investment income	(0.16)	(0.10)	(0.04)	(0.02)	(0.12)	—
From net realized gains on investments	(0.82)	—	(1.16)	(1.52)	—	—

Total distributions to shareholders	(0.98)	(0.10)	(1.20)	(1.54)	(0.12)	—

Paid in capital from redemption fees[2]	—	— [3]	— [3]	— [3]	—	—

Net Asset Value — End of Period	$14.03	$13.74	$11.74	$13.37	$15.32	$13.86

Total Return	9.43%	18.07%	(3.38)%	(1.96)%	11.46%	12.78%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.61%	2.91%	2.79%	2.66%	1.74%	2.10%
Net investment income (loss), including waiver/reimbursement	(0.46)%	0.83%	1.04%	0.61%	0.39%	1.24%
Portfolio turnover rate	30%	80%	88%	95%	102%	134%
Net Assets at the end of period (000’s omitted)	$9,774	$9,071	$7,910	$7,726	$8,955	$8,925

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2017 (Unaudited)[1]	For the Years Ended June 30,

		2017	2016	2015	2014	2013
Net Asset Value — Beginning of Period	$ 13.81	$11.80	$13.43	$15.39	$13.93	$12.32

Investment operations:
Net investment income (loss)[2]	(0.01)	0.12	0.18	0.06	0.05	0.34
Net realized and unrealized gain (loss) on investments	1.30	2.03	(0.57)	(0.44)	1.57	1.27

Total from investment operations	1.29	2.15	(0.39)	(0.38)	1.62	1.61

Distributions to shareholders:
From net investment income	(0.19)	(0.14)	(0.08)	(0.06)	(0.16)	—
From net realized gains on investments	(0.82)	—	(1.16)	(1.52)	—	—

Total distributions to shareholders	(1.01)	(0.14)	(1.24)	(1.58)	(0.16)	—

Paid in capital from redemption fees[2]	—	—[3]	—[3]	—[3]	—	—

Net Asset Value — End of Period	$ 14.09	$13.81	$11.80	$13.43	$15.39	$13.93

Total Return	9.57%	18.37%	(3.12)%	(1.76)%	11.68%	12.98%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.36%	2.66%	2.52%	2.31%	1.35%	1.73%
Net investment income (loss), including waiver/reimbursement	(0.21)%	1.01%	1.47%	0.45%	0.32%	2.42%
Portfolio turnover rate	30%	80%	88%	95%	102%	134%
Net Assets at the end of period (000’s omitted)	$ 4,879	$4,495	$4,563	$3,484	$13,187	$37,077

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
[2]	Calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
51

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 7 funds, 6 of which are presented herein. The remaining fund is presented in a separate report. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (FASB), Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards Update 2013-08. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the

CRM Funds
52

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. International Opportunity Fund uses a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, International Opportunity Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds
53

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were transfers between Level 2 and Level 1 in the amount of $343,495 in International Opportunity Fund during the six months ended December 31, 2017. A summary of the inputs used to value the Funds’ investments as of December 31, 2017 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended December 31, 2017, the Funds did not incur any interest or penalties.

CRM Funds
54

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the six months ended December 31, 2017 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds
55

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

At December 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Bank of Montreal	$851,771	$851,771	$—	$—
NBC Global Finance Ltd.	6,175,308	6,175,308	—	—

	$7,027,079	$7,027,079	$—	$—

Small/Mid Cap Value Fund
Bank of Montreal	$3,420,437	$3,420,437	$—	$—
NBC Global Finance Ltd.	1,775,578	1,775,578	—	—

	$5,196,015	$5,196,015	$—	$—

Mid Cap Value Fund
Bank of Montreal	$557,702	$557,702	$—	$—
NBC Global Finance Ltd.	5,587,852	5,587,852	—	—

	$6,145,554	$6,145,554	$—	$—

All Cap Value Fund
Citigroup Global Markets, Inc.	$250,877	$250,877	$—	$—
HSBC Securities USA, Inc.	1,000,000	1,000,000

	$1,250,877	$1,250,877

International Opportunity Fund
Citigroup Global Markets, Inc.	$200,649	$200,649	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. The total value of the collateral with respect to the repurchase agreement is presented on the Schedule of Investments.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets;

CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to Large Cap Opportunity Fund, CRM receives 0.55% of the Fund’s average daily net assets. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares, respectively. These undertakings will remain in place until November 1, 2018. CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to Large Cap Opportunity Fund in an amount that will limit annual operating expenses to not more than 0.90% and 0.65% of average daily net assets for Investor Shares and Institutional Shares, respectively. This undertaking will remain in place until November 1, 2018.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2017. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average

CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2017, were as follows:

	Purchases	Sales
Small Cap Value Fund	$100,877,527	$116,552,304
Small/Mid Cap Value Fund	78,540,969	264,261,168
Mid Cap Value Fund	116,169,225	168,907,126
Large Cap Opportunity Fund	42,523,892	43,951,485
All Cap Value Fund	8,069,631	10,454,345
International Opportunity Fund	3,909,007	3,952,685

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2017, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$25,379,151	$26,000,079

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

	Market Value	Cash Collateral
Small/Mid Cap Value Fund	18,563,278	19,009,015
Mid Cap Value Fund	22,964,414	23,526,554
All Cap Value Fund	1,224,937	1,250,877
International Opportunity Fund	182,357	200,649

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2017 and the year ended June 30, 2017 were as follows:

	For the Six Months Ended		For the Year
	December 31, 2017		Ended June 30, 2017
	Investor	Institutional	Investor	Institutional
	Shares	Shares	Shares	Shares
Small Cap Value Fund
Sold	231,691	920,796	480,447	2,315,492
Issued on reinvestment of distributions	614,287	2,372,198	261,516	1,073,996
Redeemed	(351,682)	(1,185,493)	(607,457)	(7,494,865)

Net increase (decrease)	494,296	2,107,501	134,506	(4,105,377)

Small/Mid Cap Value Fund
Sold	120,109	1,113,796	439,654	5,560,945
Issued on reinvestment of distributions	612,632	4,887,637	65,697	857,523
Redeemed	(767,689)	(15,053,407)	(2,155,719)	(18,104,702)

Net decrease	(34,948)	(9,051,974)	(1,650,368)	(11,686,234)

Mid Cap Value Fund
Sold	346,603	616,226	1,799,165	5,198,056
Issued on reinvestment of distributions	1,843,966	2,102,447	636,812	384,302
Redeemed	(1,378,397)	(1,825,932)	(9,709,126)	(4,572,170)

Net increase (decrease)	812,172	892,741	(7,273,149)	1,010,188

Large Cap Opportunity Fund
Sold	1,655	809,545	38,437	2,356,999
Issued on reinvestment of distributions	140,574	225,294	17,825	32,185
Redeemed	(78,014)	(367,680)	(128,448)	(1,196,405)

Net increase (decrease)	64,215	667,159	(72,186)	1,192,779

All Cap Value Fund
Sold	2,993	53,909	202,042	1,036,804
Issued on reinvestment of distributions	133,740	204,656	90,860	19,244
Redeemed	(142,906)	(161,944)	(1,719,244)	(30,497)

Net increase (decrease)	(6,173)	96,621	(1,426,342)	1,025,551

International Opportunity Fund
Sold	11,224	69	13,986	23
Issued on reinvestment of distributions	45,694	23,871	5,603	3,689
Redeemed	(20,686)	(3,260)	(32,868)	(64,790)

Net increase (decrease)	36,232	20,680	(13,279)	(61,078)

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of December 31, 2017 was as follows:

				Net Unrealized
	Tax Cost of	Gross Unrealized	Gross Unrealized	Appreciation (Depreciation)
	Investments	Appreciation	Depreciation	on Investments
Small Cap Value Fund	$387,777,054	$104,955,716	$(12,250,238)	$92,705,478
Small/Mid Cap Value Fund	257,855,705	75,311,851	(13,099,078)	62,212,773
Mid Cap Value Fund	449,005,593	112,614,524	(25,109,825)	87,504,699
Large Cap Opportunity Fund	85,832,521	15,795,315	(2,002,115)	13,793,200
All Cap Value Fund	19,575,821	4,354,916	(833,684)	3,521,232
International Opportunity Fund	12,778,731	2,414,187	(335,125)	2,079,062

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 5, 2018. The Funds had no amounts outstanding as of December 31, 2017 or at any time during the six months ended December 31, 2017.

10.

Redemption Fees. Shareholders who sell or exchange shares of International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Concluded)

11.

Recent Regulatory Updates. On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance date of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Funds
61

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it

CRM Funds
62

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
63

SEMI-ANNUAL REPORT

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Carlos A. Leal, CPA

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

DECEMBER 31, 2017 (Unaudited) CRM SMALL CAP VALUE FUND CRM SMALL/MID CAP VALUE FUND CRM MID CAP VALUE FUND CRM LARGE CAP OPPORTUNITY FUND CRM ALL CAP VALUE FUND CRM INTERNATIONAL OPPORTUNITY FUND
This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2017

Dear Fellow Shareholders:

Politicians aren’t the only ones who flip-flop. Market leadership experienced a pronounced change of heart during the first half of the fiscal year. The market had a general upward bias through most of July. The earnings seasons generated healthy dispersion amongst stocks with a reasonable penalty for those that missed expectations on either the top or bottom line. As we entered August, the market took a more deflationary tone with the ten-year Treasury yield declining from 2.3% to a low of 2.1% at the end of the first full week in September. The Republicans were unable to repeal and replace Obamacare for the second time in a year. In addition, the rhetoric with North Korea became more contentious as that nation tested a long-range missile capable of carrying a nuclear warhead. Despite this uncertain backdrop, the market did reward companies that differentiated themselves through corporate actions such as management changes, new cost reduction programs, and spin-offs.

The rash of hurricanes, while tragic on a human level, became viewed as future economic stimulus. Congress avoided a September budget and debt ceiling showdown with a continuing resolution effectively postponing the tough decisions and lifting some short-term uncertainty for the markets. Bond yields that were testing the 2% level on the ten-year began to reverse and day by day, the tone and leadership of the market inflected. Interest sensitive financials, smaller cap equities, and industrials reassumed the momentum last seen post the November 2016 election. The reflation trade was back. The hawkish tone from outgoing Federal Reserve Chair, Janet Yellen, post the Federal Open Market Committee meeting and the tax reform blueprint released the last week of September provided the additional fuel to sustain the trend.

There is more synchronized global growth taking place than experienced in a number of years, leading monetary authorities in most regions to lean towards tightening. The European Central Bank and its President, Mario Draghi, modified their rhetoric, which contributed to a stronger Euro versus the U.S. Dollar. Inflation expectations, which were well anchored, seemed to inch up behind tighter labor markets and concerns specifically over wage inflation. Fiscal policy euphoria gave way to despair in the aftermath of the failure to pass new healthcare legislation. The growing realization that tax reform legislation would be approved by Congress has to be considered the principal propellant for U.S. equity markets picking up steam out of the fiscal first quarter. In addition to the immediate earnings benefit for many corporations, it eliminates years of uncertainty and thereby further bolsters business confidence. In terms of market caps and style, growth indices continued to sustain the outperformance over value and larger caps generally outperformed smaller caps across the style spectrum.

Deregulation, both real and hoped for, helps the corporate psyche. Tax reform is a positive for most, although some industries could eventually see some of the benefit competed away. Wage inflation has, in the aggregate, remained subdued relative to unemployment rates and core inflation measures are below what one would expect at this point in an economic cycle. Business confidence fostered by higher stock prices, stronger earnings, tax reform, and still low interest rates will lead to more of the transformative type decisions on which we focus. We have already seen companies announce an increase in investments in capital and people and the market will want to see a return on this spending. Additionally, companies for both offensive and defensive reasons are announcing bold acquisitions and divestitures, which could reshape the competitive dynamics of many industries from media, healthcare, and semiconductors to a variety of industrial and consumer end-markets. After an anemic M&A (merger & acquisition) environment through the fiscal first quarter, there was a noticeable pick up in November, which was close to a record month. We continue to find idiosyncratic ideas that fit our disciplines around transformation, under earning, smart capital allocation, and prospective relative valuation. Investors need to dig deeper to find attractive reward relative to risk today, but the number of appealing opportunities to evaluate remains robust as companies work hard to improve their competitive positioning and investors increasingly express themselves through activism/constructivism and “ESG1”-type dialogue.

The following is a discussion of factors that influenced the performance of the CRM Long/Short Opportunities Fund for the period July 1, 2017 through December 31, 2017.

For the six-month period ended December 31, 2017, the CRM Long/Short Opportunities Fund returned 0.92% while the S&P 5002 returned 11.42%. During the period, our longs in the consumer discretionary, industrials, and information technology sectors contributed most to performance. Generally, the environment for shorts was challenging for the period. The Fund’s short book detracted from overall performance. In terms of exposure during the period, the Fund averaged approximately 97% gross long, 53% gross short, and 44% net long. While we are disappointed in the net returns for the period, we remain very encouraged by the environment for our style of investing. We expect tax reform, deregulation, healthy earnings, and still low interest rates to support business confidence and lead to an acceleration in corporate decision making including M&A activity. On the short side, the rising tide of the market, in some cases fueled by tax reform, has taken many stocks to levels not supported by deteriorating business fundamentals, which at some point should become recognized and discounted by the market.

The top contributors in the long portfolio were: (i) AutoZone, Inc., an aftermarket automotive parts retailer; (ii) industrial products manufacturer, Dover Corporation; and (iii) rail transportation provider, Norfolk Southern Corporation. AutoZone reported better earnings during the fourth quarter driven by both revenue and gross margin, giving investors confidence that underlying fundamentals in the auto parts industry are improving. In addition, AutoZone is a beneficiary of the recent tax reform, and history suggests this industry should be able to retain much of the benefit. Dover Corporation announced its intention to spin-off its upstream energy business. We believe the earnings and free cash flow3 profile of the company’s non-energy businesses are undervalued, largely due to the cyclicality of its energy business. We think a separation will serve as catalyst for revaluation, which was highlighted when an activist investor disclosed a stake in Dover last fall. Norfolk Southern benefited during the period from an increased focus on margin improvement potential for East Coast U.S. railroads after the activist campaign and subsequent insertion of CEO Hunter Harrison at CSX Corporation. Norfolk Southern has been executing on its operating improvement plan but it is our belief the company can be more aggressive in its actions in light of the substantial improvements CSX should be making in the years ahead. The freight environment in 2017 was generally supportive of Norfolk Southern and the company introduced a new CFO during the period, who we believe will help drive further operating cost improvements.

The top detractors in the long portfolio were: (i) multi-national pharmaceutical, Allergan plc; (ii) Edgewell Personal Care Company, a consumer products company; and (iii) natural gas exploration and production company, EQT Corporation. Negative sentiment weighed on shares of Allergan during the period. A potential competitor to BOTOX® released positive data on a longer acting toxin. Even though this data was positive, we view the threat as overstated. We believe the stock price of Allergan is disconnected from the strong fundamentals in its core aesthetics and pharmaceutical franchises. We think the valuation can improve as the company delivers consistent results and fills an open CFO position. Shares of Edgewell Personal Care were pressured by overall investor concern regarding consumer staples. The company also reported weaker than expected earnings in the fourth quarter, driven by misses in its wet shave and feminine care businesses. We continue to believe the current fundamentals do not reflect revenue and margin growth potential and see opportunity for portfolio optimization. We believe EQT Corporation trades at a material discount to its sum-of-parts valuation. Activist investors, JANA Partners and D.E. Shaw, have become involved in pushing management to split its upstream and mid-stream businesses. The management team has publicly indicated it will address the company’s public market discount in early 2018. EQT Corporation’s share price declined alongside the precipitous drop in natural gas prices during the fourth quarter, which was fueled by rising domestic natural gas production and concerns about winter weather-driven demand.

Our leading short contributors included (i) a specialty retailer; (ii) a dental equipment supplier; and (iii) a lighting manufacturer. A high-multiple specialty retailer reported slowing top line growth as investors continued to question the ultimate impact of channel shift and the potential for further discounting at retail. Shares of a dental equipment supplier declined due to greater than anticipated impact from salesforce and dental portfolio disruption. A lighting manufacturer’s gross margin continued to come under pressure from competitive threats investor did not appear to appreciate fully. We believe consensus estimates are too high and the company will continue to deliver weaker than expected earnings and free cash flow.

The top detractors in the short portfolio were (i) a specialty retailer; (ii) a med tech company; and (iii) an enterprise storage company. A specialty retailer reported better than expected second quarter 2017 earnings. Despite a significant premium valuation to the group, the stock continued appreciate as investors gravitated toward domestic companies. Despite the deteriorating fundamentals of a med tech company’s core businesses, shares rallied. We still think the business is structurally flawed and its pipeline will cost more to develop and contribute less than expected. An enterprise storage company has taken advantage of disruption at its largest competitor to take share in the enterprise storage market. We believed its competitor would re-enter the market at some point in 2017 and pressure the company we are short, but its strong third quarter results showed that disruption at the competitor was more pronounced than we had anticipated.

Sincerely,

Ronald H. McGlynn
Chairman, Cramer Rosenthal McGlynn, LLC
President, CRM Mutual Fund Trust

1ESG stands for environmental, social, and governance.

2S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

3Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Fund’s service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Fund can be found in the Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings. Opinions expressed herein are as of December 31, 2017 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Fund. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Fund. Additional copies of the prospectus may be obtained at www.crmfunds.com or at (800) CRM-2883.

Distributed by ALPS Distributors, Inc.

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2017 through December 31, 2017). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, for the six-month period July 1, 2017 to December 31, 2017.

The Expense Table below illustrates your Fund expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended December 31, 2017

Expense Table

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio(1)	Expenses Paid During Period (2)

Institutional Shares
Actual Fund Return	$1,000.00	$1,009.20	2.14%	$10.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.42	2.14%	$10.87

(1)	The expense ratio includes the impact of dividend and interest expense on securities sold short. Excluding such dividend and interest expense, the Fund’s expense ratio would have been 1.60%.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the most recent one-half year period).

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2017

The following table presents a summary of the portfolio holdings of the Fund as a percentage of its net assets.

Sector Allocation
Common Stock
Industrials	20.9%
Information Technology	16.0
Financials	14.7
Consumer Discretionary	14.6
Materials	13.8
Health Care	9.7
Consumer Staples	6.5
Energy	2.8
Short-Term Investments	4.6
Common Stock Sold Short
Real Estate	(1.2)
Health Care	(1.9)
Information Technology	(3.1)
Financials	(3.2)
Materials	(3.4)
Consumer Staples	(6.7)
Industrials	(12.0)
Consumer Discretionary	(16.8)
Exchange-Traded Funds Sold Short	(1.0)

54.3%

Portfolio holdings are subject to change at any time.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Shares		Value

Common Stock — 99.0%
Consumer Discretionary — 14.6%
Automobiles & Components — 0.0%
1	Delphi Technologies PLC[1,2]	$35

Consumer Durables & Apparel — 3.5%
125,520	PVH Corp.[3]	17,222,599

Hotels, Restaurants & Leisure — 2.7%
195,532	Six Flags Entertainment Corp.[3]	13,016,565

Retailing — 8.4%
17,722	AutoZone, Inc.[2]	12,606,899
268,730	Tiffany & Co.[3]	27,934,484

		40,541,383

Total Consumer Discretionary		70,780,582

Consumer Staples — 6.5%
Food, Beverage & Tobacco — 4.4%
277,802	Mondelez International, Inc. — Class A3	11,889,926
90,560	Philip Morris International, Inc.	9,567,664

		21,457,590

Household & Personal Products — 2.1%
172,565	Edgewell Personal Care Co.[2]	10,248,635

Total Consumer Staples		31,706,225

Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
239,015	EQT Corp.	13,604,734

Financials — 14.7%
Banks — 5.6%
494,230	KeyCorp.	9,968,619
285,520	Wells Fargo & Co.	17,322,498

		27,291,117

Diversified Financials — 4.7%
142,175	Charles Schwab Corp. (The)	7,303,530
172,000	Evercore, Inc. — Class A	15,480,000

		22,783,530

Insurance — 4.4%
189,820	American International Group, Inc.	11,309,476
72,925	Travelers Cos, Inc. (The)	9,891,547

		21,201,023

Total Financials		71,275,670

Health Care — 9.7%
Health Care Equipment & Services — 4.6%
130,545	Danaher Corp.[3]	12,117,187
84,712	Zimmer Biomet Holdings, Inc.	10,222,197

		22,339,384

Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
150,590	Allergan PLC[1,3]	24,633,512

Total Health Care		46,972,896

Shares		Value

Industrials — 20.9%
Capital Goods — 4.2%
202,740	Dover Corp.[3]	$20,474,713

Commercial & Professional Services — 7.2%
167,755	Dun & Bradstreet Corp. (The)[3]	19,863,869
329,887	IHS Markit Ltd.[2]	14,894,398

		34,758,267

Transportation — 9.5%
215,005	CSX Corp.[3]	11,827,425
69,047	FedEx Corp.[3]	17,229,988
118,435	Norfolk Southern Corp.[3]	17,161,232

		46,218,645

Total Industrials		101,451,625

Information Technology — 16.0%
Semiconductors & Semiconductor Equipment — 4.6%
54,997	Broadcom Ltd.[3]	14,128,729
92,880	Microchip Technology, Inc.	8,162,295

		22,291,024

Software & Services — 6.7%
229,280	Microsoft Corp.	19,612,611
175,622	Vantiv, Inc. — Class A2	12,916,998

		32,529,609

Technology Hardware & Equipment — 4.7%
217,068	FLIR Systems, Inc.[3]	10,119,710
256,695	Lumentum Holdings, Inc.[2,3]	12,552,386

		22,672,096

Total Information Technology		77,492,729

Materials — 13.8%
Chemicals — 11.7%
67,970	Air Products & Chemicals, Inc.[3]	11,152,517
213,340	DowDuPont, Inc.	15,194,075
87,255	PPG Industries, Inc.[3]	10,193,129
468,223	Venator Materials PLC[1,2]	10,357,093
136,105	W.R. Grace & Co.[3]	9,545,044

		56,441,858

Construction Materials — 2.1%
80,615	Vulcan Materials Co.	10,348,547

Total Materials		66,790,405

Total Common Stock (Cost $441,587,426)		480,074,866

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value

Short-Term Investments — 4.6%
11,122,321	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.17%[4]	$11,122,321
11,122,321	Federated Treasury Obligations Fund Institutional Series, 1.13%[4]	11,122,321

Total Short-Term Investments (Cost $22,244,642)		22,244,642

Total Investments in Securities — 103.6% (Cost $463,832,068)		502,319,508

Common Stock Sold Short — (48.3%)
Consumer Discretionary — (16.8%)
Automobiles & Components — (2.4%)
(250,805)	Ford Motor Co.	$(3,132,554)
(143,825)	General Motors Co.	(5,895,387)
(41,250)	Tenneco, Inc.	(2,414,775)

		(11,442,716)

Consumer Durables & Apparel — (3.5%)
(92,786)	Hasbro, Inc.	(8,433,320)
(129,080)	Leggett & Platt, Inc.	(6,160,988)
(34,155)	VF Corp.	(2,527,470)

		(17,121,778)

Diversified Financials — (1.0%)
(193,180)	H&R Block, Inc.	(5,065,180)

Hotels, Restaurants & Leisure — (2.8%)
(32,500)	Domino’s Pizza, Inc.	(6,141,200)
(128,300)	Starbucks Corp.	(7,368,269)

		(13,509,469)

Media — (2.6%)
(87,035)	Omnicom Group, Inc.	(6,338,759)
(94,675)	Publicis Groupe SA	(6,435,183)

		(12,773,942)

Retailing — (4.5%)
(50,265)	Canadian Tire Corp. Ltd. - Class A	(6,554,044)
(107,477)	Gap, Inc. (The)	(3,660,667)
(52,295)	Genuine Parts Co.	(4,968,548)
(12,985)	Home Depot, Inc. (The)	(2,461,047)
(60,026)	Target Corp.	(3,916,696)

		(21,561,002)

Total Consumer Discretionary		(81,474,087)

Consumer Staples — (6.7%)
Food & Drug Retailing — (1.0%)
(67,415)	CVS Health Corp.	(4,887,587)

Food & Staples Retailing — (1.3%)
(32,925)	Costco Wholesale Corp.	(6,128,001)

Shares		Value

Consumer Staples — (continued)
Food, Beverage & Tobacco — (4.4%)
(122,070)	General Mills, Inc.	$(7,237,530)
(132,897)	Hormel Foods Corp.	(4,836,122)
(79,020)	PepsiCo, Inc.	(9,476,079)

		(21,549,731)

Total Consumer Staples		(32,565,319)

Financials — (3.2%)
Banks — (1.7%)
(170,350)	National Bank of Canada	(8,499,882)

Diversified Financials — (1.5%)
(174,015)	Legg Mason, Inc.	(7,305,150)

Total Financials		(15,805,032)

Health Care — (1.9%)
Pharmaceuticals, Biotechnology & Life Sciences — (1.9%)
(36,107)	Roche Holding AG	(9,133,743)

Industrials — (12.0%)
Capital Goods — (4.1%)
(62,650)	Armstrong World Industries, Inc.[2].	(3,793,457)
(80,825)	Eaton Corp. PLC[1]	(6,385,983)
(36,340)	Ingersoll-Rand PLC[1]	(3,241,165)
(81,115)	Regal Beloit Corp.	(6,213,409)

		(19,634,014)

Commercial Services & Supplies — (3.1%)
(56,170)	Ecolab, Inc.	(7,536,891)
(134,875)	Nielsen Holdings PLC[1]	(4,909,450)
(45,360)	Robert Half International, Inc.	(2,519,294)

		(14,965,635)

Transportation — (4.8%)
(41,525)	CH Robinson Worldwide, Inc.	(3,699,462)
(47,610)	J.B. Hunt Transport Services, Inc.	(5,474,198)
(64,875)	Kansas City Southern	(6,826,148)
(62,030)	United Parcel Service, Inc. - Class B	(7,390,874)

		(23,390,682)

Total Industrials		(57,990,331)

Information Technology — (3.1%)
Semiconductors & Semiconductor Components — (1.5%)
(337,395)	STMicroelectronics NV	(7,368,707)

Software & Services — (0.6%)
(62,800)	Zillow Group, Inc. — Class C2	(2,569,776)

Technology Hardware & Equipment — (1.0%)
(150,176)	Sanmina Corp.[2]	(4,955,808)

Total Information Technology		(14,894,291)

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2017 (Unaudited)

Shares		Value
Materials — (3.4%)
Chemicals — (2.1%)
(47,305)	LyondellBasell Industries NV — Class A	$(5,218,688)
(49,580)	Scotts Miracle-Gro Co. (The)	(5,304,564)

		(10,523,252)

Containers & Packaging — (1.3%)
(109,905)	Crown Holdings, Inc.[2]	(6,182,156)

Total Materials		(16,705,408)

Shares		Value
Real Estate — (1.2%)
Specialized REIT’s — (1.2%)
(155,185)	Iron Mountain, Inc.	$(5,855,130)

Total Common Stock Sold Short (Cost $(228,345,931))		(234,423,341)

Exchange-Traded Funds Sold Short — (1.0)%
(28,566)	iShares PHLX Semiconductor ETF
(Proceeds $4,846,218)		(4,850,792)

Other Assets in Excess of Liabilities — 45.7%		221,827,572

Total Net Assets — 100.0%		$484,872,947

A summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock
Consumer Discretionary	$ 70,780,582	$ 70,780,582	$ —	$—
Consumer Staples	31,706,225	31,706,225	—	—
Energy	13,604,734	13,604,734	—	—
Financials	71,275,670	71,275,670	—	—
Health Care	46,972,896	46,972,896	—	—
Industrials	101,451,625	101,451,625	—	—
Information Technology	77,492,729	77,492,729	—	—
Materials	66,790,405	66,790,405	—	—
Short-Term Investments	22,244,642	22,244,642	—	—

Total Assets - Investments in Securities	$502,319,508	$502,319,508	$ —	$—

Other Financial Instruments:*
Forward Foreign Currency Contract	153,888	—	153,888	—

Total Assets - Other Financial Instruments	$ 153,888	$ —	$153,888	$—

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017 (Unaudited)

			Level 2	Level 3
	Investments in Securities (Value)	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs
Liabilities:
Common Stock Sold Short:
Consumer Discretionary	$ (81,474,087)	$ (81,474,087)	$—	$—
Consumer Staples	(32,565,319)	(32,565,319)	—	—
Financials	(15,805,032)	(15,805,032)	—	—
Health Care	(9,133,743)	(9,133,743)	—	—
Industrials	(57,990,331)	(57,990,331)	—	—
Information Technology	(14,894,291)	(14,894,291)	—	—
Materials	(16,705,408)	(16,705,408)	—	—
Real Estate	(5,855,130)	(5,855,130)	—	—
Exchange-Traded Funds Sold Short	(4,850,792)	(4,850,792)	—	—

Total Liabilities - Investments in Securities	$(239,274,133)	$(239,274,133)	$—	$—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts and total return swap agreements, which are recorded at fair value.

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended December 31, 2017.

Forward foreign currency contracts outstanding at December 31, 2017:

Counterparty	Termination Date	Currency Purchase		Currency Sold		Unrealized Appreciation	Unrealized (Depreciation)
Morgan Stanley	03/15/18	4,000,000	Canadian Dollar	3,146,554	United States Dollar	$ 38,800	$—
Morgan Stanley	03/15/18	3,900,000	Euro	4,627,463	United States Dollar	73,308	—
Morgan Stanley	03/15/18	3,000,000	Switzerland Franc	3,053,718	United States Dollar	41,780	—
Total Forward Foreign Currency Contracts						$153,888	$—

[1]	PLC — Public Limited Company.
[2]	Non-income producing security.
[3]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF ASSETS AND LIABILITIES

December 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (cost $463,832,068)	$502,319,508
Foreign currencies, at value (cost $17,581,047)	17,897,680
Cash	17,301
Deposits with broker for securities sold short	207,097,428
Receivable for fund shares sold	235,249
Receivable for securities sold	6,819,835
Unrealized appreciation on forward foreign currency contracts	153,888
Dividends receivable	431,468
Other assets	43,475

Total assets	735,015,832

LIABILITIES:
Securities sold short, at value (proceeds $233,192,149)	239,274,133
Payable for fund shares redeemed	4,304,210
Payable for securities purchased	5,413,292
Payable for dividends on securities sold short	404,097
Interest payable	81,966
Accrued advisory fee	590,364
Trustees fees	1,793
Audit and tax fees	27,004
Other accrued expenses	46,026

Total liabilities	250,142,885

NET ASSETS	$484,872,947

COMPONENTS OF NET ASSETS
Paid-in-capital	$472,289,349
Accumulated net investment loss	(4,505,259)
Accumulated net realized loss on investments, derivatives and foreign currency transactions	(15,789,826)
Net unrealized appreciation on investments, derivatives and foreign currency	32,878,683

NET ASSETS	$484,872,947

NET ASSETS BY SHARE CLASS
Institutional Shares	$484,872,947

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Institutional Shares	46,989,066
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Institutional Shares	$10.32

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividends	$3,165,102
Foreign tax withheld	(30,610)

Total investment income	3,134,492

EXPENSES
Investment advisory fees	3,613,840
Administration and accounting fees	58,682
Custody fees	22,318
Transfer Agent fees	176,941
Shareholder reports	23,820
Trustee fees and expenses	34,739
Insurance fees	11,735
Registration fees	28,346
Audit and tax fees	21,339
Legal fees.	13,733
Dividend and interest expense on securities sold short	1,311,716
Miscellaneous	31,189

Total expenses	5,348,398
Expenses waived/reimbursed	(181,919)

Net expenses	5,166,479

NET INVESTMENT LOSS	(2,031,987)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	27,044,515
Purchased Options	(2,078,467)
Securities sold short	(27,245,108)
Swap agreements	(3,976,255)
Written Options	282,726
Foreign currency exchange	(106,205)
Forward foreign currency contracts	(35,706)

Net realized gain (loss)	(6,114,500)

Net change in unrealized appreciation (depreciation) on:
Investments	14,616,273
Purchased Options	421,223
Securities sold short	(1,272,438)
Swap agreements	(1,726,415)
Foreign currency exchange	189,215
Forward foreign currency contracts	110,850

Net change in unrealized appreciation/depreciation	12,338,708

Net realized and unrealized gain (loss) on investments and foreign currency	6,224,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,192,221

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2017 (Unaudited)	For the Period August 16, 2016(1) through June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$448,107,848	$—

OPERATIONS
Net investment loss	(2,031,987)	(2,287,277)
Net realized loss from investments and foreign currency	(6,114,500)	(8,767,001)
Net change in unrealized appreciation/depreciation on investments and foreign currency	12,338,708	20,539,975

Net increase in net assets resulting from operations	4,192,221	9,485,697

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments - Institutional Shares	(1,152,806)	—

Total distributions to shareholders	(1,152,806)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	67,855,524	484,788,591
Reinvestment of distributions - Institutional Shares	57,474	—
Redemption of shares - Institutional Shares.	(34,187,314)	(46,166,440)

Net increase from capital share transactions	33,725,684	438,622,151

Total increase in net assets	36,765,099	448,107,848

NET ASSETS - END OF PERIOD	$484,872,947	$448,107,848

Accumulated net investment loss	$(4,505,259)	$(2,473,272)

(1)Inception date.

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The total return in the table represents the rate an investor would have earned or lost on an investment in the fund. This information should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ending December 31,2017 (Unaudited)[1]	For the Period August 16, 2016 through June 30, 2017[2]
Net Asset Value — Beginning of Period	$10.25	$10.00

Investment operations:
Net investment loss[3]	(0.04)	(0.08)
Net realized and unrealized gain on investments, derivatives and foreign currency	0.13	0.33

Total from investment operations	0.09	0.25

Distributions to shareholders:
From net realized gains on investments	(0.02)	—

Total distributions to shareholders	(0.02)	—

Net Asset Value — End of Period	$10.32	$10.25

Total Return	0.92%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[4]	2.14%	2.44%
Expenses, excluding waiver/reimbursement	2.22%	2.59%
Net investment loss, including waiver/reimbursement.	(0.84)%	(0.93)%
Portfolio turnover rate	126%	319%
Net Assets at the end of period (000’s omitted)	$484,873	$448,108

[1]	For the six months ended December 31, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[3]	Calculated using the average shares outstanding method.

[4]	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would have been 1.60%.

See accompanying notes.	CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited)

1.

Description of the Fund. CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund” or the “Fund”) is a series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 7 funds, 1 of which is presented herein. The remaining six funds are presented in a separate report. A shareholder of one series of the Trust is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005. The Fund commenced operations on August 16, 2016.

The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and therefore, the Fund follows the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards update 2013-08. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. The Fund values its investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing the Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. The Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Fund may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. The Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security.

The Fund discloses the value of its investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Fund does not adjust the quoted price for such investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting value and therefore the Fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 or Level 3 for the Fund during the six months ended December 31, 2017. A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is included with the Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within the Fund’s statement of operations, as applicable.

Federal Income Taxes. The Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in the Fund’s financial statements. The Fund’s federal tax return for the year ended June 30, 2017 remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Fund’s tax positions to determine if any adjustments to its conclusions are necessary.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended December 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund records expenses as incurred.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Fund’s investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the six months ended December 31, 2017 in the Fund.

Distributions to Shareholders. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Fund. CRM receives an advisory fee from the Fund of 1.50% of the Fund’s average daily net assets.

CRM has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. These expense limitations are in effect until November 1, 2018. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Fund, trustees and officers of the Fund who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Fund.

Trustees of the Fund who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2017. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

the continued lifetime of the Fund, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2017, were as follows:

Purchases	Sales
$385,863,417	$373,497,188

Short Sales	Purchases to Cover Shorts
$501,616,605	$481,930,652

5.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short and is also charged interest on the security borrowed, which are shown as dividend and interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statement of Assets and Liabilities as deposits with broker for securities sold short. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $107,389,721.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2017 and the period August 16, 2016 (inception date) through June 30, 2017 were as follows:

	For the Six Months Ended December 31, 2017	For the Period August 16, 2016(1) through June 30, 2017
	Institutional Shares	Institutional Shares
Sold	6,563,657	48,350,690
Issued on reinvestment of distributions	5,585	—
Redeemed	(3,308,401)	(4,622,465)

Net increase	3,260,841	43,728,225

(1)Inception date.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Fund as of December 31, 2017 were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
$244,360,704	$51,819,833	$(32,981,274)	$18,838,559

8.

Derivative Financial Instruments. The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell,

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

unwind or value, and the counterparty may default on its obligations to the Fund.

Options. The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. As of December 31, 2017, the Fund had no open contracts/positions.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Forward Foreign Currency Contracts. The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps. The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. As of December 31, 2017, the Fund had no open contracts/positions.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Total return basket swaps. The Fund enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time. As of December 31, 2017, the Fund did not hold any total return basket swaps.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Collateral Requirements. For derivatives traded under an ISDA MA, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on the Fund’s Statement of Assets and Liabilities as of December 31, 2017:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts
Investments in securities, at value
Forward Foreign Currency Contracts	Unrealized appreciation on Forward foreign currency transactions
Asset Derivative Value
	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Contracts	$153,888	$153,888	$—

The following is a summary of the location of derivatives on the Fund’s Statement of Operations as of December 31, 2017:

Location on the Statement of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Contracts	Net realized gain (loss) from: Foreign currency exchange	Net change in unrealized appreciation (depreciation) on: Foreign currency transactions

Forward Foreign Currency Contracts	Net realized gain (loss) from: Forward foreign currency transactions	Net change in unrealized appreciation (depreciation) on: Forward foreign currency transactions

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Location on the Statement of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Net realized gain (loss) from:
Equity Contracts	Purchased Options	Net change in unrealized appreciation (depreciation) on: Purchased Options
	Net realized gain (loss) from: Swap Agreements	Net change in unrealized appreciation (depreciation) on: Swap Agreements
Net realized gain (loss) from: Written Options

	Net Realized Gain (Loss)
	Total Value	Currency Contracts	Equity Contracts

Forward Foreign Currency Contracts	$(35,706)	$(35,706)	$—
Purchased Options	(2,078,467)	—	(2,078,467)
Swap Agreements	(3,976,255)	—	(3,976,255)
Written Options	282,726	—	282,726

	$(5,807,702)	$(35,706)	$(5,771,996)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Currency Contracts	Equity Contracts

Forward Foreign Currency Contracts	$110,850	$110,850	$—
Purchased Options	421,223	—	421,223
Swap Agreements	(1,726,415)	—	(1,726,415)

	$(1,194,342)	$110,850	$(1,305,192)

The table below summarizes the average balance of derivative holdings by the Fund during the six months ended December 31, 2017. The average balance of derivatives held is indicative of the trading volume of the Fund.

Long Derivative Volume
Forward Foreign Currency Contracts	Purchased Option Contracts (Cost)	Swap Contracts (Notional Value)
$11,952,834	$1,430,861	$—

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Short Derivative Volume
Forward Foreign Currency Contracts	Written Option Contracts	Swap Contracts (Notional Value)
$1,166,908	$113,641	$30,047,351

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”) or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to the Fund as of December 31, 2017:

	Assets	Liabilities
Derivative Financial Instruments:
Forward Foreign Currency Contracts	$153,888	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	153,888	—

Total assets and liabilities subject to an ISDA MA	$153,888	$—

At December 31, 2017, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Fund are as follows:

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Continued)

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]

Morgan Stanley	$153,888	$—	$153,888	$—	$153,888

1 Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

9.

Risks. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — December 31, 2017 (Unaudited) (Concluded)

by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.

Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnification obligations. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Recent Regulatory Updates. On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance date of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period from August 16, 2016 to June 30, 2017 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Fund’s website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUND’S SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUND’S SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Long/Short Opportunities Fund, (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Fund, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it

CRM Long/Short Opportunities Fund

CRM LONG/SHORT OPPORTUNITIES FUND

OTHER INFORMATION (Unaudited) (Concluded)

with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Long/Short Opportunities Fund

TRUSTEES F. Gregory Ahern Louis Ferrante, CFA, CPA Carlos A. Leal, CPA Rodney P. Wood
INVESTMENT ADVISER Cramer Rosenthal McGlynn, LLC 520 Madison Avenue, 20th Floor New York, NY 10022
DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
ADMINISTRATOR & TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809
CUSTODIAN The Bank of New York Mellon 2 Hanson Place, 7th Floor Brooklyn, NY 11217
LEGAL COUNSEL Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110
Investor Information: 800-CRM-2883 www.crmfunds.com
This report is authorized for distribution only to shareholders and to others who have received the current prospectus.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	3/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	3/08/2018

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	3/08/2018

* Print the name and title of each signing officer under his or her signature.